Registration No. 33-3243
1940 Act Registration No. 811-4602

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Pre-Effective Amendment No.   [  ]
Post-Effective Amendment No.   31    [X]
and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No.   31   [X]

TLIC Variable Insurance Account A
(Exact name of Registrant)

Thrivent Life Insurance Company
(Name of Depositor)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (612) 340-8214

Brett L. Agnew
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective:
    [  ] immediately upon filing pursuant to paragraph (b)
    [X] on May 1, 2004 pursuant to paragraph (b)
    [  ] 60 days after filing pursuant to paragraph (a)(1)
    [  ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
    [  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TLIC Variable Insurance Account A
Prospectus
for
Flexible Premium Variable Life Insurance Contract
Issued by
Thrivent Life Insurance Company

                  Operations Center:                          Corporate Office:
                  4321 North Ballard Road                     625 Fourth Avenue South
                  Appleton, WI 54919-0001                     Minneapolis, MN 55415-1665
                  Telephone:  (800) 847-4836                  Telephone:  (800) 847-4836
                  E-mail:  mail@thrivent.com                  E-mail:  mail@thrivent.com

This Prospectus describes a variable life insurance contract (the "Contract") previously offered by Thrivent Life Insurance Company (formerly Lutheran Brotherhood Variable Insurance Products Company) ("Thrivent Life", "we", "us" or "our"). We are a stock life insurance company that is an indirect subsidiary of Thrivent Financial for Lutherans ("Thrivent Financial"), a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, the Contract Owner ("you") may continue to allocate net premiums among investment alternatives with different investment objectives. You may, subject to certain restrictions, vary the frequency and amount of premium payments and increase or decrease the level of death benefits payable under the Contract. This flexibility allows you to provide for changing insurance needs under a single insurance contract.

In general, we will allocate net premiums to one or more of the six Subaccounts of TLIC Variable Insurance Account A (the "Variable Account") according to your instructions. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the "Fund"), which is an open-end management investment company (commonly known as a "mutual fund").

The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the six corresponding Portfolios of the Fund - Thrivent Mid Cap Growth Portfolio, Thrivent Partner International Stock Portfolio, Thrivent Large Cap Growth Portfolio, Thrivent High Yield Portfolio, Thrivent Income Portfolio, and Thrivent Money Market Portfolio. You bear the entire investment risk for all amounts allocated to the Variable Account; no minimum Accumulated Value is guaranteed.

The Contracts have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither the SEC or any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus should be read and kept for future reference. It is valid only when accompanied or preceded by the current prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is May 1, 2004.

TABLE OF CONTENTS

Page

Fee Tables

Summary of Contract Benefits and Risks
    Contract Benefits
    Contract Risks

Thrivent Life and the Variable Account
    Variable Investment Option and the Subaccounts
    Voting Privileges
    Addition, Deletion, Combination, or Substitution of Investments

Contract Benefits
    Death Benefits
    Accumulated Value and Cash Surrender Value
    Payment of Contract Benefits
    Death Benefit Guarantee

Payment and Allocation of Premiums
    Amount and Timing of Premiums
    Allocation of Premiums and Accumulated Value
    Contract Lapse and Reinstatement

Charges and Deductions
    Premium Expense Charges
    Accumulated Value Charges
    Partial Surrender Charge
    Charges Against the Variable Account

Contract Rights
    Loan Privileges
    Surrender Privileges
    Free Look Privileges
    Exchange Privileges

Other Information
    Postponement of Payments
    Additional Insurance Benefits
    CharitAbility(R)

Reservation of Certain Rights

Federal Tax Matters
    Contract Proceeds
    Our Tax Status

Legal Proceedings

Financial Statements

Appendix A - Definitions

Appendix B - Deferred Administrative Charges Per $1,000 of Face Amount

Appendix C - Initial Monthly Administrative Charges Per $1,000 of Face Amount

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the Contract Owner's or the Insured's individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical owner. These charges may not be representative of the charges you will actually pay under the Contract.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer cash value among the Subaccounts.

Transaction Fees

  ------------------------------ ------------------------------ -----------------------------------------------------
  Charge                         When Charge is Deducted        Amount Deducted

  Maximum Sales Charges          Upon receipt of each premium   3% of each premium payment
                                 payment

                                                                                  Current           Maximum
                                                                                  -------           -------
  Premium Processing Charge      Upon receipt of each premium   Automatic         $.75 per payment  $1.00 per
                                 payment                        Payment Plans:    $2.00 per         payment
                                                                All Other         payment           $2.00 per
                                                                Payments:                           payment

  Premium Taxes                  Upon receipt of each premium   2% of each premium payment
                                 payment

  Maximum Contingent Deferred
  Sales Charge (CDSC)/1/

  Minimum and Maximum Charge     Upon surrender, lapse, or      $0.54 to $21.36 per $1,000 of decrease in Face
                                 decrease in Face Amount any    Amount during the first Contract Year ($0.51 to
                                 time before 180 Monthly        $31.17 per $1,000 of decrease in Face Amount
                                 Deductions have been made      during the first Contract Year for VUL 1 Contracts)
                                 (120 Monthly Deductions for
                                 VUL 1 Contracts)

                                 Upon surrender, lapse, or      $0.54 to $21.36 per $1,000 of decrease in Face
                                 decrease of any requested      Amount during the first year following the increase
                                 increase in Face Amount at     ($0.51 to $31.17 per $1,000 of decrease in Face
                                 any time before 180 Monthly    Amount during the first year following the increase
                                 Deductions have been made      for VUL 1 Contracts)
                                 after the effective date of
                                 the increase (120 Monthly
                                 Deductions for VUL 1
                                 Contracts

  Charge for a male, issue age   Upon surrender, lapse, or      $1.68 per $1,000 of decrease in Face Amount during
  35, in the preferred           decrease in Face Amount any    the first Contract Year ($1.80 per $1,000 of
  nontobacco risk class          time befrore 180 Monthly       decrease in the first Contract Year for VUL 1
  (nonsmoker risk class for      Deductions have been made      Contracts)
  VUL 1 Contracts) with a Face   (120 Monthly Deductions for
  Amount of $100,000 in the      VUL 1 Contracts)
  first Contract Year

                                 Upon surrender, lapse, or
                                 decrease of any requested      $1.68 per $1,000 of decrease in Face Amount during
                                 increase in Face Amount at     the first year following the increase ($1.80 per
                                 any time before 180 Monthly    $1,000 of decrease in Face Amount during the first
                                 Deductions  have been made     year following the increase for VUL 1 Contracts)
                                 after the effective date of
                                 the increase (120 Monthly
                                 Deductions for VUL 1
                                 Contracts)
  Maximum Deferred
  Administrative Charge/2/

  Minimum and Maximum Charge     Upon surrender, lapse, or      $1.80 to $18 per $1,000 of amount of coverage
                                 decrease in Face Amount any    ($2.40 to $8.40 per $1,000 of amount of coverage
                                 time before 180 Monthly        for VUL 1 Contracts)
                                 Deductions have been made
                                 (120 Monthly Deductions for
                                 VUL 1 Contracts)

                                 Upon surrender, lapse, or      $1.80 to $18 per $1,000 of amount of increase in
                                 decrease of any requested      coverage ($2.40 to $8.40 per $1,000 of amount of
                                 increase in Face Amount at     increase in coverage for VUL 1 Contracts)
                                 any time before 180 Monthly
                                 Deductions have been made
                                 after the effective date of
                                 the increase (120 Monthly
                                 Deductions for VUL 1
                                 Contracts)

  Charge for a male, issue age   Upon surrender, lapse, or      $9.00 per $1,000 of amount of coverage ($4.80 per
  35, in the preferred           decrease in Face Amount any    $1,000 of amount of coverage for VUL 1 Contracts)
  nontobacco risk class          time before 180 Monthly
  (nonsmoker risk class for      Deductions  have been made
  VUL 1 Contracts) with a face   (120 Monthly Deductions for
  amount of $100,000 in the      VUL 1 Contracts)
  first Contract Year
                                 Upon surrender, lapse, or      $9.00 per $1,000 of amount of increase in coverage
                                 decrease of any requested      ($4.80 per $1,000 of amount of increase in coverage
                                 increase in Face Amount at     for VUL 1 Contracts)
                                 any time before 180 Monthly
                                 Deductions  have been made
                                 after the effective date of
                                 the increase (120 Monthly
                                 Deductions for VUL 1
                                 Contracts)

  Partial Surrender Charge       Upon a partial surrender       $25 or 2% of the surrender amount, whichever is
                                                                less, from the amount withdrawn

                                                                Current           Maximum
                                                                -------           -------
  Transfer Charge/3/             Upon each transfer in excess   $20 per transfer  $20 per transfer
                                 of 12 per Contract Year

/1/ The CDSC will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, the Insured's gender, and whether the Insured is a tobacco user. The maximum CDSC will remain level for the first 60 months (or during the first 60 months following an increase in Face Amount), and then it decreases each Contract Year to zero after 180 Monthly Deductions (and to zero after 180 Monthly Deductions following an increase in Face Amount). For VUL 1 Contracts, the maximum CDSC decreases each Contract Year to zero after 120 Monthly Deductions (and to zero after 120 Monthly Deductions following an increase in Face Amount).

/2/ The Deferred Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, the Insured's gender, and whether the Insured is a tobacco user. The Deferred Administrative Charge will be reduced in level amounts as Monthly Deductions are made so that the Deferred Administrative Charge will be zero as of the monthly Anniversary when the 180th Monthly Deduction is made (or zero after 180 Monthly deductions have been made following an increase in Face Amount). For VUL 1 Contracts, the Deferred Administrative Charge continues for 120 months instead of 180 months.

/3/ The Transfer Charge applies to VUL 1 Contracts only.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

  ------------------------------ ------------------------------ -----------------------------------------------------
  Charge                         When Charge is Deducted        Amount Deducted
  ------                         -----------------------        ---------------
  Cost of Insurance/4/

  Minimum and Maximum Charge     Monthly                        $0.02 to $83.33 per $1,000 of Face Amount
                                                                ($0.03 to $83.33 per $1,000 of Face Amount for VUL
                                                                1 Contracts)

  Charge for a male, issue age   Monthly                        $0.11 per $1,000 of Face Amount
  35, in the preferred
  nontobacco risk class
  (nonsmoker risk class for
  VUL 1 Contracts) with a face
  amount of $100,000, in the
  first Contract Year

  Basic Monthly Administrative   Monthly                        $10.00
  Charge                                                        ($4.00 for VUL 1 Contracts)

  Maximum Initial Monthly        Monthly until 180 Monthly      $0.10 per $1,000 of Face Amount
  Administrative Charge/5/       Deductions have been made      ($0.07 per $1,000 of Face Amount for VUL 1
                                 (120 Monthly Deductions for    Contracts)
                                 VUL 1 Contracts)

  Mortality and Expense Risk     Daily                          Current           Maximum
  Charge                                                        Annual rate of    Annual rate of
                                                                .60% of average   .75% of average
                                                                daily net         daily net
                                                                assets of each    assets of each
                                                                Subaccount        Subaccount

  Loan Interest                  In advance at the time any     Accrues daily at an annual rate of 7.4%, which is
                                 Contract loan is made (for     equivalent to a fixed rate of 8% per year
                                 the rest of the Contract
                                 Year) and on each Contract
                                 Anniversary thereafter (for
                                 that entire Contract Year)/6/

/4/ The Cost of Insurance charge depends on the Face Amount and the gender (in most states), issue age, Attained Age and premium class of the Insured. The Cost of Insurance charges shown in the table may not be representative of the charges you will pay. Your Contract Schedule page will indicate the Cost of Insurance charges applicable to your Contract. More detailed information concerning your Cost of Insurance charges is available on request by calling 1-800-847-4836.

/5/ The Initial Monthly Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, the Insured's gender, and whether the Insured is a tobacco user. For VUL 1 Contracts, the Initial Monthly Administrative Charge continues for 120 months instead of 180 months.

/6/ If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

  Additional Benefit or Rider
  Charges
  --------------------------------------------------------------------------------------------------------------
  Accidental Death Rider/7/

  Minimum and Maximum Charge     Monthly                        $0.03 to $0.36 per $1,000 of rider coverage

  Charge for a male, issue age   Monthly                        $0.05 per $1,000 of rider coverage
  35 in the first Contract Year

  Disability Waiver Rider/7/

  Minimum and Maximum Charge     Monthly                        2.5% to 90% of amount to be waived

  Charge for issue age 35 in     Monthly                        3.0% of amount to be waived
  the first Contract Year

  Spouse Insurance Rider/7/

  Minimum and Maximum Charge     Monthly                        Cost of Insurance charges of $0.02 to $83.33 per
                                                                $1,000 of rider coverage, plus Initial Monthly
                                                                Charges of $0.01 to $0.10 per $1,000 of rider
                                                                coverage (For VUL 1 Contracts, Cost of Insurance
                                                                charges of $0.03 to $83.33, plus Initial Monthly
                                                                Charges of $0.02 to $0.07, plus Basic Monthly
                                                                Administrative Charge of $2.00)

  Charge for a female, issue     Monthly                        Cost of Insurance charges of $0.08 per $1,000 of
  age 35, in the preferred                                      rider coverage, plus Initial Monthly Charges of
  nontobacco risk class                                         $0.03 per $1,000 of rider coverage (For VUL 1
  (nonsmoker risk class for                                     Contracts, Cost of Insurance charges of $0.11 per
  VUL 1 Contracts) with rider                                   $1,000 of rider coverage, plus Initial Monthly
  coverage amount of $100,000                                   Charges of $0.04 per $1,000 of rider coverage)
  in the first Contract Year

  Child Insurance Rider          Monthly                        $0.45 per $1,000 of rider coverage

  Guaranteed Increase Rider/7/

  Minimum and Maximum Charge     Monthly                        $0.04 to $0.15 per $1,000 of rider coverage

  Charge for a male, issue age   Monthly                        $0.15 per $1,000 of rider coverage
  35 in the first Contract Year

  Cost of Living Rider/8/        Not applicable                 No charge

  Accelerated Benefits Rider     Not applicable                 No charge

/7/ The rider charges may vary based on the Face Amount and the gender (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your contract Schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-874-4836.

/8/ This benefit will result in annual increases in Face Amount, which will result in increases to the overall cost of insurance deductions.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of each Portfolio is contained in the Fund prospectus.

  Total Annual Portfolio Operating Expenses/9/                 Minimum                  Maximum
  (expenses that are deducted from Portfolio assets,            0.45%                    0.99%
  including management fees and other expenses)

/9/ Certain expenses were voluntarily reimbursed or waived during 2003. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.43% to 0.88%. The reimbursements and waivers may be discontinued at any time.

SUMMARY OF CONTRACT BENEFITS AND RISKS

This summary describes the Contract's important benefits and risks. The sections in the Prospectus following this summary discuss the Contract's benefits, risks and other provisions in more detail. Please refer to Appendix A at the end of this Prospectus for definitions of technical terms used herein.

From February 1994 to May 1997, we issued our first flexible premium variable contracts ("VUL 1 Contracts"). Beginning on approximately May 1, 1997, we discontinued selling the VUL 1 and began selling a somewhat different version of the Contract. When appropriate, this Prospectus describes the differences in the VUL 1 Contracts.

Contract Benefits

Flexibility

The Contract allows you, subject to certain limitations, to make premium payments in any amount until the Insured's Attained Age 100 (or 96 for VUL 1 Contracts) and at any frequency. As long as the Contract remains in force, it will provide for:

  life insurance coverage on the named Insured;
  an Accumulated Value;
  surrender rights and Contract loan privileges; and
  a variety of additional insurance benefits.

The Contract provides protection against economic loss when the Insured dies, and is not primarily an investment. After age 100, no additional Monthly deductions will be made from the Contract.

The Contract is called "flexible premium" because, unlike many other insurance contracts, there is no fixed schedule for premium payments. See "PAYMENT AND ALLOCATION OF PREMIUMS - Amount and Timing of Premiums". The Contract is called "variable" because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors. See "CONTRACT BENEFITS".

Investment Options

You allocate the Net Premium payments to one or more of the six Subaccounts of the Variable Account:

  the Thrivent Mid Cap Growth Subaccount,
  the Thrivent Partner International Stock Subaccount,
  the Thrivent Large Cap Growth Subaccount,
  the Thrivent High Yield Subaccount,
  the Thrivent Income Subaccount, and
  the Thrivent Money Market Subaccount.

The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account. See "PAYMENT AND ALLOCATION OF PREMIUMS - Allocation of Premiums and Accumulated Value".

Death Proceeds and Death Benefit Options

As long as the Contract remains in force, we will pay the death proceeds to the Beneficiary upon receipt of due proof of death of the Insured.

For all Contracts except VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

There are two Death Benefit Options. Death Benefit Option A provides for the greater of (1) the Face Amount plus the Accumulated Value and (2) the applicable percentage of Accumulated Value (with Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death). Death Benefit Option B provides for the greater of (1) the Face Amount and (2) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured's death. As long as the Contract remains in force, the Death Benefit will not be less than the Contract's Face Amount in force.

Additional Insurance Benefits

Additional insurance benefits offered under the Contract include:

  additional insurance coverage for accidental death;
  waiver of selected amount in the event of total disability;
  term insurance on the Insured's spouse;
  term insurance on the Insured's children;
  a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and
  a cost of living insurance adjustment without proof of insurability.

The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See "OTHER INFORMATION-Additional Insurance Benefits" and "CHARGES AND DEDUCTIONS - Accumulated Value Charges-Monthly Deduction".

CharitAbility(R) is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. Charitability for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract. See "OTHER INFORMATION - Charitability(R)."

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS - Contract Proceeds - Benefits Paid under the Accelerated Benefits Rider".

Flexibility to Adjust Amount of Death Benefit

You have significant flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. See "CONTRACT BENEFITS - Death Benefits - Ability to Change Face Amount".

The minimum requested increase in Face Amount is $25,000 (or $10,000 for VUL 1 Contracts). Any requested increase may require additional evidence of insurability. See "CONTRACT BENEFITS - Death Benefits - Changes in Face Amount". Any requested increase in Face Amount is subject to a limited "free look" privilege, and, during the first 24 months following the increase, to an exchange privilege. See "CONTRACT RIGHTS - Free Look Privileges" and "CONTRACT RIGHTS - Exchange Privileges".

Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The minimum Face Amount ("Minimum Face Amount") at issue for a Contract was $50,000 for Insureds with an Attained Age of 18 through 50 (Attained Age of 20 through 50 for VUL 1 Contracts), and $25,000 for all other Insureds. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 after an Insured reaches Attained Age 51.

To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect the decrease. See "PAYMENT AND ALLOCATION OF PREMIUMS - Amount and Timing of Premiums - Premium Limitations".

Death Benefit Guarantee Protection

The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. (In Contracts issued in the State of Maryland, the "Death Benefit Guarantee" described in this Prospectus is called a "No-Lapse Guarantee." For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.) In general, in order to maintain the Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.

The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of the Insured's Attained Age 71 and
  the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (6 to 31 years for VUL 1 Contracts) (varying with the Insured's Attained Age at issue) from the Date of Issue.

The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied.

We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee. After that, the Death Benefit Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee. See "CONTRACT BENEFITS - Death Benefit Guarantee".

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, we will use any excess of Accumulated Value over the Contract Debt to pay the Monthly Deduction. If the available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, the Death Benefit Guarantee can prevent lapse of the Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Also, the Death Benefit Guarantee will probably be necessary to avoid lapse of the Contract during the early Contract Years because the Cash Surrender Value will probably not be sufficient to cover the Monthly Deduction. Finally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount. See "CONTRACT BENEFITS - DEATH BENEFIT GUARANTEE".

Loan Privileges

You may obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. See "CONTRACT RIGHTS - Loan Privileges". For VUL 1 Contracts, the minimum amount of the loan is $100.

Contract loans will bear interest at a fixed rate of 8.0% per year, which is 7.4% per year when paid in advance. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If you do not pay interest when due, it will be added to the loan balance. You may repay Contract loans at any time. Each repayment must be at least $25. When Contract loans are repaid, we will credit any prepaid interest attributable to the repaid amount to the Subaccount(s) in the same manner as the repayment.

Exchange Privileges

During the first 24 Contract Months after the Date of Issue, subject to certain restrictions, you may exchange the Contract for a fixed benefit permanent life insurance contract issued by Thrivent Financial, our indirect parent. The new contract will have the same Date of Issue and issue age as the Contract. The new contract will also have, at your option, either a death benefit equal to the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. We may require an additional premium payment. See "CONTRACT RIGHTS - Exchange Privileges". An exchange may have tax consequences. See "FEDERAL TAX MATTERS - Contract Proceeds".

Surrender of the Contract

You may at any time fully surrender the Contract and receive in cash the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt and any Decrease Charge. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease. See "CONTRACT RIGHTS - Surrender Privileges".

Subject to certain restrictions (including a minimum surrender amount of $200 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, you may also partially surrender the Contract and withdraw part of the Contract's Accumulated Value at any time while the Insured is living.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term savings vehicle. The Contract Owner bears the entire investment risk for amounts allocated to the Variable Account. The assets in each Subaccount of the Variable Account are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund's prospectus.

We do not guarantee a minimum Accumulated Value. See "CONTRACT BENEFITS - Accumulated Value and Cash Surrender Value".

The Accumulated Value of the Contract is the total amount of the value held under the Contract at any time. It equals the sum of the amounts held in the Loan Account and the Variable Account. The Contract's Accumulated Value in the Variable Account will increase or decrease and reflects the investment performance of the chosen Subaccounts of the Variable Account, any Net Premiums paid,
  any partial surrenders,
  any loans,
  any loan repayments,
  any loan interest paid or credited, and
  any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount).

The Accumulated Value is relevant to

  continuation of the Contract,
  the Cash Surrender Value (which determines various other rights under the Contract), determining the amount available for Contract loans,
  computation of cost of insurance charges, and
  may be relevant to the computation of Death Benefits.

The Contract's Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.

Risk of Lapse

Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, your payment of premiums in any amount or frequency (including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. See "CONTRACT BENEFITS - Death Benefit Guarantee". In general, subject to the Death Benefit, the Contract will lapse when

  Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or
  Contract Debt exceeds Accumulated Value less any Decrease Charge, and in either case if a grace period expires without sufficient additional payments. See "PAYMENT AND ALLOCATION OF PREMIUMS - Contract Lapse and Reinstatement".

The Contract provides for a 61-day grace period that is measured from the date on which we send notice which will specify the payment required to keep the Contract in force and the length of the grace period.

Surrender Risks

There is a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less. If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences. See "CONTRACT RIGHTS - Surrender Privileges".

Loan Risks

A Contract loan, whether or not repaid, will permanently affect the Contract's potential Accumulated Value and may permanently affect the Death Benefit. A Contract loan could result in termination of the Death Benefit Guarantee.

Tax Treatment of Accumulated Value

Under current tax law, Accumulated Value under a Contract should be subject to the same Federal income tax treatment as cash value in a conventional fixed-premium, fixed-benefit whole life insurance contract. A change of Contract Owners or a partial or total surrender may have tax consequences depending on the circumstances. See "FEDERAL TAX MATTERS - Contract Proceeds".

Tax Treatment of Death Benefits Received by the Beneficiary

Under current tax law, like death benefits payable under conventional life insurance contracts, Death Benefit proceeds payable under the Contract should ordinarily be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary will generally not be taxed on the proceeds. See "FEDERAL TAX MATTERS - Contract Proceeds".

THRIVENT LIFE AND THE VARIABLE ACCOUNT

The Contracts are issued by us. We were organized in 1982, as a stock life insurance company incorporated under the laws of the State of Minnesota. We are currently licensed to transact life insurance business in 42 states and the District of Columbia. We are obligated to pay all amounts promised to Contract Owners under the Contracts.

To help us meet capitalization requirements of various states, our indirect parent company, Thrivent Financial has invested approximately $95.8 million in Thrivent Life. Thrivent Financial may invest additional amounts in Thrivent Life in the future but is not currently legally obligated to do so. The assets of Thrivent Financial do not support the benefits payable under the Contracts described in this Prospectus.

The Variable Account is a separate account of ours. We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Minnesota laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the Accumulated Value to one or more Subaccounts of the Variable Account. We invest the assets of each Subaccount in a corresponding Portfolio of the Fund.

The following summarizes each Portfolio's investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possibly negative.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner International Stock Portfolio. To strive for long-term capital growth by investing primarily in foreign stocks.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectus provides more complete information about the Portfolios of the Funds in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

Thrivent Financial is the investment adviser to the Fund, and it is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial determines which securities to purchase and sell, arrange the purchases and sales and help formulate the investment program for the Portfolios. Thrivent Financial implements the investment program for the Portfolios consistent with each Portfolio's investment objectives, policies and restrictions. Thrivent Financial has engaged T. Rowe Price International, Inc. and Mercator Asset Management LP to co-subadvise the Thrivent Partner International Stock Portfolio.

Shares of the Fund are currently sold to several insurance company separate accounts of ours and Thrivent Financial. Certain Portfolios of the Fund are also offered to participants in retirement plans sponsored by Thrivent Financial. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and Thrivent Financial to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund's management intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

  Changes in state insurance laws.
  Changes in Federal income tax law.
  Changes in the investment management of the Fund.
  Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of the Fund's shares by one or more of the separate accounts, which could have adverse consequences.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other contracts or permit a conversion between contracts upon request by the Contract Owners.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

CONTRACT BENEFITS

Death Benefits

General

As long as the Contract remains in force, we will pay the death proceeds of the Contract, upon due proof of the Insured's death, to the named Beneficiary in accordance with the designated Death Benefit Option. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement". The proceeds may be paid in cash or under one of the settlement options set forth in the Contract. See "CONTRACT BENEFITS-Payment of Contract Benefits". The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and any due and unpaid Monthly Deduction(s), and will be increased by any additional insurance benefits on the Insured's life provided for in the Contract.

The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease. As long as the contract remains in force and there is no Debt or unpaid Monthly Deductions, the Death Benefit will always be at least equal to the Face Amount.

Except for VUL 1 Contracts, if the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death. For VUL 1 Contracts, if the Insured is living on the Maturity Date, we will pay the Accumulated Value for the Contract reduced by any Contract Debt and any unpaid Monthly Deductions, and the Contract will be terminated.

Death Benefit Options

The Contract provides two Death Benefit Options: Option A and Option B. You designate the Death Benefit Option in the application.

Option A

The Death Benefit is equal to the greater of (1) the Face Amount of the Contract plus the Accumulated Value of the Contract and (2) the Accumulated Value multiplied by the specified percentage shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured's date of death):

       Specified                         Specified
       Attained                          Attained
         Age            Percentage         Age              Percentage
       ---------------------------------------------------------------
         40 or less        250%             61                128%
         41                243              62                126
         42                236              63                124
         43                229              64                122
         44                222              65                120
         45                215              66                119
         46                209              67                118
         47                203              68                117
         48                197              69                116
         49                191              70                115
         50                185              71                113
         51                178              72                111
         52                171              73                109
         53                164              74                107
         54                157              75 to 90          105
         55                150              91                104
         56                146              92                103
         57                142              93                102
         58                138              94                101
         59                134              95 to 99          100
         60                130

Illustration of Option A

For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt. (The specified percentage is 250% for an Insured aged 40 or below on the Contract Anniversary prior to the date of death.)

Under Option A, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000 plus Accumulated Value. Thus, for example, a Contract with an Accumulated Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will yield a Death Benefit of $60,000 ($50,000 + $10,000); and an Accumulated Value of $25,000 will yield a Death Benefit of $75,000 ($50,000 + $25,000). The Death Benefit, however, will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value of the Contract exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Accumulated Value.

Each additional dollar added to Accumulated Value above $33,333 will increase the Death Benefit by $2.50. An Insured with an Accumulated Value of $35,000 will therefore have a Death Benefit of $87,500 (2.50 X $35,000); an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000); and an Accumulated Value of $50,000 will yield a Death Benefit of $125,000 (2.50 X $50,000).

Similarly, any time Accumulated Value exceeds $33,333 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value of the Contract, the Death Benefit will be the Face Amount plus the Accumulated Value.

Option B

The Death Benefit is the greater of (1) the Face Amount of the Contract and (2) the Accumulated Value on the Valuation Date on or next following the Insured's date of death multiplied by the specific percentage shown in the table above.

Illustration of Option B

For purposes of this illustration, assume that the Insured is under the age of 40 and that there is no Contract Debt.

Under Option B, a Contract with a Face Amount of $50,000 will generally pay a Death Benefit of $50,000. However, because the Death Benefit must be equal to or be greater than 2.50 times the Accumulated Value, any time the Accumulated Value of the Contract exceeds $20,000, the Death Benefit will exceed the Face Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the Death Benefit by $2.50. Thus, a 40-year-old Insured with an Accumulated Value of $25,000 will have a Death Benefit of $62,500 (2.50 X $25,000); an Accumulated Value of $30,000 will yield a Death Benefit of $75,000 (2.50 X $30,000); and an Accumulated Value of $40,000 will yield a Death Benefit of $100,000 (2.50 X $40,000).

Similarly, any time Accumulated Value exceeds $20,000 each dollar taken out of Accumulated Value will reduce the Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Contract.

Which Death Benefit Option to Choose

If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option A. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select Option B.

Change in Death Benefit Option

At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by sending us a Written Notice of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date we receive the Written Notice.

If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change; however, this change may not be made if it would reduce the Face Amount to less than $5,000.

The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and net amount at risk (that is, the difference between the Death Benefit and Accumulated Value) can be illustrated as follows. Assume that a Contract under Option A has a Face Amount of $100,000 and an Accumulated Value of $10,000, and therefore a Death Benefit of $110,000 ($100,000 + $10,000) and a net amount at risk of $100,000 ($110,000 - $10,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount would remain the same, the Death Benefit (which equals the Face Amount under Option B) would be reduced from $110,000 to $100,000, and the net amount at risk would be reduced from $100,000 to $90,000 ($100,000 - $10,000). If the Death Benefit Option were then changed back to Option A, the Death Benefit would remain the same, the Face Amount would be reduced from $100,000 to $90,000 (that is, reduced by the amount of the Accumulated Value), and the net amount at risk would remain the same ($100,000 - $10,000 = $90,000). The overall effect of changing from Option A to Option B and then back to Option A would be to have reduced the Face Amount from $100,000 to $90,000, to have reduced the Death Benefit from $110,000 to $100,000, and to have reduced the net amount at risk from $100,000 to $90,000.

If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk-that is, in general, the Death Benefit less the Accumulated Value. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges--Monthly Deduction". Changing from Option A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.

How Death Benefits May Vary in Amount

The Death Benefit may vary with the Contract's Accumulated Value, and the Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated Value multiplied by the specified percentage shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract's Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Contract.

Ability to Change Face Amount

Subject to certain limitations (see "Decreases" and "Increases" below), generally you may increase your Contract's Face Amount in force or decrease your Contract's Face Amount in force. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you. The effective date of the decrease will be the Monthly Anniversary on or next after we receive written notice. An increase in Face Amount may have tax consequences. See "TAX MATTERS-Contract Proceeds". The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below.

Decreases

A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction".

A decrease in the Face Amount will result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge". Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Charge will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease Charge then imposed. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges--Monthly Deduction-Monthly Administration Charge--Initial Monthly Charge".

If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in Face Amount.

The Face Amount in force after any requested decrease may not be less than the Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not execute the decrease See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

As discussed previously , if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. See "CONTRACT BENEFITS-Death Benefit-Change in Death Benefit Option". However, this change may not be made if it would reduce the Face Amount to less than $5,000.

We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, we will not execute the partial surrender to the extent that it would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges--Monthly Deduction". If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge".

Increases

An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges--Monthly Deduction".

An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Charge for Increases (which is included in the Monthly Deduction) as of the Monthly Anniversary when the increase becomes effective. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge" and "CHARGES AND DEDUCTIONS-Accumulated Value Charges--Monthly Deduction".

You may not request an increase in Face Amount for less than $25,000 (or $10,000 for VUL 1 Contracts). You may not increase the Face Amount after the Insured's Attained Age 85 (or Age 80 for VUL 1 Contracts). To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct the Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value.

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase cancelled and receive a credit or refund, and (2) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract See "CONTRACT RIGHTS-Free Look Privileges" and "CONTRACT RIGHTS--Exchange Privileges".

Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the Accumulated Value and thereby increase the Cash Surrender Value sufficiently.

If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount. See "CONTRACT BENEFITS--DEATH BENEFIT GUARANTEE-Death Benefit Guarantee Premium".

Net Amount at Risk

You may increase or decrease the net amount at risk provided by the Contract which is, in general, the difference between the Death Benefit and the Accumulated Value) in one of several ways as insurance needs change. These include increasing or decreasing the Face Amount,
  changing the level of premium payments, and,
  to a lesser extent, making a partial surrender under the Contract.

Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

  A decrease in the Face Amount will, subject to the applicable percentage limitations, decrease the net amount at risk without reducing the Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). See "CONTRACT BENEFITS-Death Benefits-Death Benefit Options". If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge" and "CHARGES AND DEDUCTIONS-Monthly Deduction".
  An increase in the Face Amount (which may require satisfactory evidence of insurability) will likely increase the net amount at risk, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. See "Increases" above. If the net amount at risk is increased, the Monthly Deduction will increase as well. See "CONTRACT BENEFITS-Death Benefits-Increases".
  Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the net amount at risk as long as premium payments are sufficient to keep the Contract in force. See "Payment and Allocation of Premiums-Contract Lapse and Reinstatement-Lapse".
  Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount, an increased level of premium payments will generally reduce the net amount at risk.
  Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Accumulated Value, then an increased level of premium payments will increase the net amount at risk.
  A partial surrender will reduce the Death Benefit. See "CONTRACT RIGHTS-Surrender Privileges". However, it has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the applicable percentage of Accumulated Values See "CONTRACT RIGHTS-Surrender Privileges-Partial Surrender". The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.

The techniques described in this section for changing the amount of insurance protection under the contract (for example, changing the face amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.

How the Duration of the Contract May Vary

Subject to the Death Benefit Guarantee (which depends upon the level of premium payments, partial surrenders and the Contract Loan Amount), the duration of the Contract depends upon the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge). See "CONTRACT BENEFITS-Death Benefit Guarantee". The Contract will remain in force as long as (1) the Cash Surrender Value of the Contract is sufficient to pay the Monthly Deduction and (2) Contract Debt does not exceed Accumulated Value less any Decrease Charge.

In general, however, when the Cash Surrender Value is insufficient to pay the Monthly Deduction or when Contract Debt exceeds Accumulated Value less any Decrease Charge, and a grace period expires without an adequate payment by the Contract Owner, the Contract will lapse and terminate without value. The Contract Owner has certain rights to reinstate the Contract. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

Accumulated Value and Cash Surrender Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time. The Accumulated Value is used in determining the Cash Surrender Value (the Accumulated Value less any Contract Debt and any Decrease Charge). See "CONTRACT RIGHTS-Surrender Privileges". There is no guaranteed minimum Accumulated Value. Because a Contract's Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

A Contract's Accumulated Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts of the Variable Account and may increase or decrease. They will also reflect any Net Premiums paid, any partial surrenders, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Contract (including any Decrease Charge previously imposed on a requested decrease in Face Amount).

Calculation of Accumulated Value

The Accumulated Value of the Contract is determined on each Valuation Date.

On each Valuation Date the Contract's Accumulated Value will be (a) plus (b) where:

(a)   is the aggregate of the values attributable to the Contract in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's Unit Value on the date by the number of Subaccount Units allocated to the Contract; and

(b)   is the value attributable to the Contract in the Loan Account on the Valuation Date. See "CONTRACT RIGHTS-Loan Privileges".

Determination of Number of Units

Any amounts allocated to the Subaccounts will be converted into Units of the Subaccount. The number of Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Unit Value as of the end of the Valuation Period during which the amount was allocated.

The number of Subaccount Units in any Subaccount will be increased by:

  any Net Premiums allocated to the Subaccount during the current Valuation Period;
  any Accumulated Value transferred to the Subaccount from the General Account or another Subaccount during the current Valuation Period;
  any repayments of the Contract Debt during the current Valuation Period; and
  any interest earned on the amount in the Loan Account and transferred to the Variable Account during the current Valuation Period.

The number of Subaccount Units in any Subaccount will be decreased by:

  any Monthly Deduction allocated to the Subaccount during the current Valuation Period to cover the Contract Month following a Monthly Anniversary;
  any Accumulated Value transferred from the Subaccount to another Subaccount or the General Account;
  the amount of any partial surrender (including the partial surrender charge) during the current Valuation Period; and
  any Contract loans allocated to the Subaccount and transferred to the Loan Account during the current Valuation Period.

The Subaccount Unit Value is determined before any Contract transactions on the Valuation Date that would affect the number of Subaccount Units (see immediately preceding paragraph). If the Contract's Accumulated Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Unit Value

At the end of each Valuation Period, the Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)   Is the Unit Value for that Subaccount at the end of the prior Valuation Period.
(b)   Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a) Is the sum of
    (i)      The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus
    (ii)     The per share amount of any dividend or capital gain distribution made by the Portfolio if the
             "ex-dividend" date occurs during the Valuation Period; plus or minus
    (iii)    A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.
(b) Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.
(c) Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total accumulated value in the Subaccount.  The mortality and expense risk charge is currently
    0.60% and guaranteed never to exceed 0.75%.

Payment of Contract Benefits

Except for VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.

For VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract's Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured's life, less any outstanding Debt and any unpaid Monthly Deductions. If the Insured is living on the Maturity Date, the amount payable will be the Accumulated Value reduced by any Contract Debt and any unpaid Monthly Deductions.

Death proceeds under a Contract will ordinarily be paid within seven days after we receive due proof of death. The Cash Surrender Value (Accumulated Value less any Contract Debt and any Decrease Charge), partial surrenders and Contract loans will ordinarily be paid within seven days of receipt of a Written Notice. Payments may be postponed in certain circumstances. See "OTHER INFORMATION-Postponement of Payments".

You may decide the form in which the proceeds will be paid. During the Insured's lifetime, you may arrange for the death proceeds to be paid in a lump sum or under one of the settlement options described below. These choices are also available if the Contract is surrendered. If no election is made, the proceeds will be paid pursuant to Option 1 described below.

For an option to be used, the proceeds to be applied must be at least $2,000. Election of an option is also subject to the conditions that (1) payments must not be less than $50 each and (2) payments must be made only at annual, semi-annual, quarterly or monthly intervals.

Under certain circumstances, an Accelerated Benefits Rider allows a Contract Owner to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. Our representative should be consulted as to whether and to what extent the rider is available in a particular state and on any particular Contract. The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS-Contract Proceeds-Benefits Paid under the Accelerated Benefits Rider".

Settlement Options

You may elect an option by Written Notice to us during the Insured's lifetime. The option must be elected before proceeds become payable. Assignees and third-party owners may elect an option only with our consent. Election of Option 4 may be made only if the payee is a natural person who is the Insured or a Beneficiary.

If it is the death proceeds under a Contract that are payable, the Beneficiary may elect a settlement option provided that the manner of settlement has not been restricted before the Insured's death, and the death proceeds have not been paid.

Option 1-Interest Income

The proceeds may be left on deposit. Interest will be paid at a rate of not less than 3% per year. These proceeds may be withdrawn upon request.

Option 2-Income of a Fixed Amount

Income of a fixed amount will be paid at agreed upon intervals. This income is subject to the conditions that (1) income per year must not be less than 6% of the proceeds, and (2) income is paid until the proceeds, with interest credited at the rate of 3 1/2% per year on the unpaid balance, are paid in full (this income may be increased by the crediting of additional interest).

Option 3-Income for a Fixed Period

Income for a fixed number of years, not to exceed 30, will be paid with interest credited on unpaid balance at a rate not less than 3.5% per year (the income will not be less than the amounts set forth in a table in the Contract relating to this option).

Option 4-Life Income with Guaranteed Period

Income for the lifetime of the payee will be paid. If the payee dies during the guaranteed period, payments will be continued to the payee's beneficiary to the end of that period. A period of 10 or 20 years may be elected (the income will not be less than the amounts set forth in tables in the Contract relating to this option). After the first payment is made, this option may not be revoked or changed.

Option 5-Other Options

The proceeds may be paid under any other settlement option agreeable to us.

Death Benefit Guarantee

General

If you meet the requirement described below for the Death Benefit Guarantee, we guarantee that the Contract will not lapse before the termination of the Death Benefit Guarantee specified in the Contract. In Contracts issued in the State of Maryland, the "Death Benefit Guarantee" described in this Prospectus is called a "No-Lapse Guarantee." For Maryland Contracts, references in this Prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.

Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, any excess of Accumulated Value over Contract Debt will be used to pay the Monthly Deduction. If available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

If the Death Benefit Guarantee terminates, the Contract will not necessarily lapse. For a discussion of the circumstances under which the Contract may lapse, see "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

The Death Benefit Guarantee provides significant protection against lapse of the Contract. First, to the extent Cash Surrender Value declines due to poor investment performance, the Death Benefit Guarantee may be necessary to avoid lapse of the Contract. Second, during the early Contract Years, the Cash Surrender Value will generally not be sufficient to cover the Monthly Deduction, so that the Death Benefit Guarantee will be necessary to avoid lapse of the Contract. This occurs because the Decrease Charge usually exceeds the Accumulated Value in these years. You should also consider that if an increase in Face Amount is requested, an additional Decrease Charge would apply for the 180 months following the increase, which could create a similar possibility of lapse as exists during the early Contract Years. Thus, even though the contract permits premium payments less than the payments required to maintain the Death Benefit Guarantee, you will lose the significant protection provided by the Death Benefit Guarantee by paying less than the premiums required to maintain the guarantee.

When considering Contract loans (see "CONTRACT RIGHTS-Loan Privileges") or partial surrenders (see "CONTRACT RIGHTS-Surrender Privileges"), you should keep in mind that a Contract loan or partial surrender could cause termination of the Death Benefit Guarantee because the amount of any partial surrender or Contract Loan Amount will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been met.

Death Benefit Guarantee Requirement

The Death Benefit Guarantee applies if the total cumulative premiums paid (before deduction of the Premium Expense Charges) under the Contract, less any partial surrenders and the Loan Amount, equals or exceeds the sum of the Death Benefit Guarantee Premiums (described below) on each Monthly Anniversary since the issuance of the Contract. If the Death Benefit Guarantee requirement is not met but the Cash Surrender Value less any unearned interest is greater than or equal to the sum of the Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid as used above will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement.

In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met. The amount excluded is calculated on the date of the partial surrender or Contract loan and is equal to the lesser of (a) and (b) where:

(a)      is the amount of the partial surrender or unpaid Contract loan; and
(b)      is the excess, if any, of the Cash Surrender Value less unearned prepaid loan interest over the greater of (i) and (ii)where:
         (i)      is the sum of premiums paid less the amount of any partial surrenders and Contract loans not previously excluded when determining if the Death Benefit Guarantee requirement was met; and
         (ii)     is the sum of Death Benefit Guarantee Premiums from the Date of Issue through the Monthly
                  Anniversary on or next after the date of the partial surrender or Contract loan.

These calculations for Death Benefit Guarantee compliance are intended to provide you with the flexibility to take advantage of certain increases in Cash Surrender Value without losing the benefit of the Death Benefit Guarantee.

First, by "deeming" the sum of premiums paid to be increased under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by reducing or suspending actual premium payments so long as the Cash Surrender Value, less any unearned prepaid loan interest, remains at a sufficient level to maintain the Death Benefit Guarantee under the formula described above.

Second, by excluding part of a partial surrender or a Contract loan under the circumstances described above for purposes of the Death Benefit Guarantee, you can take advantage of increases in Cash Surrender Value by withdrawing a part of such increases by means of a partial surrender or Contract loan, provided that on the date of such surrender or loan the Cash Surrender Value, less any unearned prepaid loan interest, is at a sufficient level under the formula described above. Of course, any such actions taken by you will have the effect (directly or indirectly) of reducing the Cash Surrender Value, which may mean that less Cash Surrender Value will be available for future Contract charges and for determining future compliance with the requirements for the Death Benefit Guarantee. You should also consider the other effects of varying the amount and frequency of premium payments and of partial surrenders and Contract loans. See "PAYMENT AND ALLOCATION OF PREMIUMS", "CONTRACT RIGHTS-Loan Privileges" and "CONTRACT RIGHTS-Surrender Privileges".

If sufficient premium payments have been made, the Death Benefit Guarantee will apply until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of (1) the Insured's Attained Age 71 and (2) the Attained Age of the Insured at the end of a period ranging from 8 to 34 years (6 to 31 years for VUL 1 Contracts) (varying with the Insured's Attained Age at issue) from the Date of Issue.

We will determine on each Monthly Anniversary whether the requirements for the Death Benefit Guarantee have been satisfied, but premiums need not be paid on a monthly basis. If, as of any Monthly Anniversary, you have not made sufficient premium payments to maintain the Death Benefit Guarantee, the Death Benefit Guarantee will terminate immediately, subject to only a limited right of reinstatement, as described below under "Reinstatement".

Reinstatement

If the Death Benefit Guarantee terminates due to insufficient payments, we will send written notice to you that the Death Benefit Guarantee has terminated. You will have 31 days from the date such notice is sent to reinstate the Death Benefit Guarantee. The written notice of termination will indicate the premium payment required to reinstate the Death Benefit Guarantee. If we do not receive this required premium payment within 31 days after the written notice is sent, the Death Benefit Guarantee will remain terminated and can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee.

When determining the amount and frequency of premium payments, you should carefully consider that the Death Benefit Guarantee terminates immediately when the requirements described above are not satisfied, and the ability to reinstate the Death Benefit Guarantee permanently expires on the following monthly anniversary of the contract 31 days after we send written notice of termination.

Death Benefit Guarantee Premium

The Contract states the monthly premium amount required to maintain the Death Benefit Guarantee (the "Death Benefit Guarantee Premium"). The Death Benefit Guarantee Premium is determined by us based upon a formula taking the following into account:

  the applicable cost of insurance charge for the Insured, using the Insured's actual premium class (see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction-Cost of Insurance");
  a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;
  the applicable Initial Monthly Charge (see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction-Monthly Administration Charge-Initial Monthly Charge");
  the charge for any additional insurance benefits added by rider (see "OTHER INFORMATION-Additional Insurance Benefits"); and
  the basic monthly administrative charge (see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction-Monthly Administration Charge-Basic Monthly Administrative Charge").

Due to the factors considered in calculating these charges, the Death Benefit Guarantee Premium will vary depending upon, among other things,

  the Insured's gender,
  the Insured's Attained Age,
  the Insured's premium class,
  the Face Amount,
  the Death Benefit Option, and
  which additional insurance benefits, if any, are added by rider.

The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.

PAYMENT AND ALLOCATION OF PREMIUMS

Amount and Timing of Premiums

A Contract Owner has considerable flexibility in determining the frequency and amount of premiums.

Scheduled Premiums

You selected a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. Under several automatic payment plans, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other payment source rather than being billed. The periodic payment selected by you is called the "Scheduled Premium".

The initial Scheduled Premium on an annualized basis will be shown in the Contract as the "Planned Annual Premium". You are not, however, required to pay Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.

Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract's Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See "CONTRACT BENEFITS-Death Benefits" and "CONTRACT BENEFITS--Death Benefit Guarantee". Thus, even if you pay Scheduled Premiums, unless the Death Benefit Guarantee is in effect, the Contract will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deduction or the Contract Debt exceeds the Accumulated Value less a Decrease Charge, and in either case if a grace period expires without your making an adequate payment. See "Contract Lapse and Reinstatement" below.

Death Benefit Guarantee Premium

The Death Benefit Guarantee Premium is a monthly premium amount specified in the Contract and determined by us. The Death Benefit Guarantee Premium may change as the result of Contract changes. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee. See "CONTRACT BENEFITS--Death Benefit Guarantee".

Premium Flexibility

Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determine a Scheduled Premium (initially, on an annualized basis, this premium is called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See "Contract Lapse and Reinstatement" below.

Moreover, subject to the requirements described above regarding the Minimum Conditional Insurance Premium and the Minimum Contract Issuance Premium (see "Issuance of a Contract" above), and to the minimum and maximum premium limitations described below, you may make premium payments in any amount at any time before age 100 (or before the Maturity Date for VUL 1 Contracts. The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.

Premium Limitations

The Internal Revenue Code provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Contract exceed such limits. If at any time a premium is paid that would result in total premiums exceeding such limits, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the current maximum premium limitations set forth in the Internal Revenue Code.

The maximum premium limitations set forth in the Internal Revenue Code depend in part upon the amount of the Death Benefit at any time. As a result, Contract changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Contract exceed these maximum premium limitations. For example, a decrease in Face Amount made at the Contract Owner's request (see "CONTRACT BENEFITS-Death Benefits-Ability to Change Face Amount") or made as a result of a partial surrender (see "CONTRACT RIGHTS-Surrender Privileges-Partial Surrender"), or a change in the Death Benefit Option (see "CONTRACT RIGHTS-Death Benefits-Change in Death Benefit Option"), could result in cumulative premiums paid exceeding these maximum premium limitations. To the extent that any such Contract change would result in cumulative premiums exceeding these maximum premium limitations, we will not execute such change.

Allocation of Premiums and Accumulated Value

Allocation of Net Premiums

The Net Premium equals the premium paid less the Premium Expense Charges. See "CHARGES AND DEDUCTIONS-Premium Expense Charges". Net Premiums are credited to the Subaccounts during the Valuation Period that they are received.

The percentages of each Net Premium that may be allocated to any Subaccount of the Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. You may change your allocation for future Net Premiums without charge at any time by providing us with Written Notice or by telephone (if you have completed the Telephone Transaction Authorization Form).

The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Allocation of Accumulated Value (Transfers)

You may transfer your Accumulated Value among the Subaccounts of the Variable Account by sending us Written Notice or by telephone (if you have completed the Telephone Transaction Authorization Form). The total amount that you transfer each time must be at least $200 (unless the total cash value in a Subaccount is less than $200, in which case the entire amount may be transferred). No fees are currently charged for transfers, except for VUL 1 Contracts, which are charged $20 per transfer in excess of 12 transfers per year. We may postpone transfers in certain circumstances. See "OTHER INFORMATION-Postponement of Payments". Under present law, transfers are not taxable transactions.

The provisions described above can be illustrated as follows. If a Contract Owner wishes to transfer a total of $200 or more, any amount can be transferred from the various Subaccounts (for example, $100 from the Money Market Subaccount and $100 from the Income Subaccount, or any other combination that totals $200 or more). A Contract Owner may transfer a total of less than $200 only if the amount transferred from each Subaccount equals the total Accumulated Value in that Subaccount (for example, a $150 total transfer taken totally from the Money Market Subaccount when $150 represents the total Accumulated Value in that Subaccount, or a $150 total transfer taken $100 from the Money Market Subaccount and $50 from the Income Subaccount when these amounts represent the total Accumulated Value in these Subaccounts).

Telephone Transfers

Telephone transfers are available when you complete the Telephone Transaction Authorization Form. If you elect to complete that form, you thereby agree that we and our agents and employees will not be liable for any loss, liability, cost or expense when we and our agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after you have completed the Telephone Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

Special Transfer Service-Dollar Cost Averaging

We administer a dollar cost averaging program that enables you to pre-authorize a periodic exercise of the transfer rights described above. Your entering into a dollar cost averaging agreement will instruct us to periodically transfer predetermined dollar amounts from the Money Market Subaccount to as many of the other Subaccounts as specified by you until the amount in the Money Market Subaccount is exhausted or you terminate the agreement.

The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from us.

Contract Lapse and Reinstatement

Lapse

Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee (see "CONTRACT BENEFITS--Death Benefit Guarantee"), lapse will only occur when the Cash Surrender Value is insufficient to cover the Monthly Deduction or
  Contract Debt exceeds the Accumulated Value less any Decrease Charge, and in either case, if a grace period expires without a sufficient payment.

Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.

Because unearned prepaid loan interest will not be included in Contract Debt (see definition of "Contract Debt" in Appendix A"), the Cash Surrender Value (which is Accumulated Value less any Contract Debt and any Decrease Charge) will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the grace period for the Contract does not commence until the Cash Surrender Value is insufficient to cover the Monthly Deduction. Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.

The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the Contract does not lapse, and the insurance coverage continues, until the expiration of this grace period. We will send you notice on or after the Monthly Anniversary on which (1) the Cash Surrender Value is insufficient to pay the Monthly Deduction chargeable on the Monthly Anniversary or (2) the Contract Debt exceeds the Accumulated Value less any Decrease Charge. The notice will specify the payment required to keep the Contract in force and the length of the grace period.

In order to prevent lapse, you must during the grace period make a premium payment or make a loan repayment sufficient to (1) increase the Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount sufficient to cover any unpaid Monthly Deductions or (2) reduce Contract Debt to an amount equal to or less than the Accumulated Value less any Decrease Charge. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.

For all Contracts, at the commencement of the grace period, we will transfer your Contract's Accumulated Value attributable to the Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan Account) into our General Account. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.

If a sufficient payment is made during the grace period, we will allocate Net Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted. See "Allocations of Premiums and Accumulated Value" above.

If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and any unpaid Monthly Deductions.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender Value upon termination of the Contract.

On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse. See "CONTRACT BENEFITS--DEATH BENEFIT GUARANTEE".

Reinstatement

A Contract that lapses without value may be reinstated at any time within 5 years after the expiration of the grace period by submitting the following items to us:

  Written application for reinstatement;
  Evidence of insurability satisfactory to us;
  Payment or reinstatement of any Contract Debt that existed on the date the grace period expired; and
  A payment that is sufficient to cover:
    payment of any unpaid Monthly Deductions for the grace period; and
    a premium repayment sufficient to increase Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.

The amount of your Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge (discussed below). The amount of Accumulated Value on the date of reinstatement will equal:

  the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus any premiums received at the time of reinstatement, reduced by the Premium Expense Charges; less any Monthly Deductions and any loan interest due for the grace period; less the Monthly Deduction for the next Contract Month.

Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 15-year-time periods for the Decrease Charge and the Initial Monthly Charge expire or in determining when the first Contract Year expires for the purpose of calculating the Contingent Deferred Sales Charge (see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge-Amount of Contingent Deferred Sales Charge"). Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.

The effective date of reinstatement will be the date on which the reinstatement application was approved.

The Death Benefit Guarantee cannot be reinstated after lapse of the Contract. See "CONTRACT BENEFITS--Death Benefit Guarantee".

CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Contract to compensate us for:

  providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;
  administering the Contract;
  assuming certain risks in connection with the Contract; and
  incurring expenses in distributing the Contract.

The nature and amount of these charges are described more fully below.

Premium Expense Charges

Sales Charges

Sales charges, generally called "sales load", will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. There are two types of sales load under the Contract. The first, a front-end sales load, is 3% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net Premium to the Variable Account. The second, the Contingent Deferred Sales Charge, which is part of the Decrease Charge, will reduce the Contract's Accumulated Value in the Variable Account in the event of full surrender or lapse of the Contract, or in part upon a requested decrease in the Face Amount. See "Charges Against Accumulated Value-Decrease Charge" below.

The sales charges in any Contract year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General Account, which includes amounts derived from the Mortality and Expense Risk Charge. See "Accumulated Value Charges-Mortality and Expense Risk Charge" below.

Premium Taxes

Various states and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of the premium will be made from each premium payment. The deduction represents an amount we believe is necessary to pay all premium taxes imposed by the states and any subdivisions thereof.

Premium Processing Charge

We will deduct an amount equal to $2.00 per premium payment ($.75 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. We reserve the right to increase this charge on automatic payment plans to an amount not exceeding $1.00 per premium payment.

Accumulated Value Charges

Decrease Charge

The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made after issuance of a Contract or after a requested increase in Face Amount. The term "Decrease Charge" is used to describe this charge because, during the applicable period, the charge is imposed in connection with a decrease in the Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates us for the cost of selling the Contracts, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing the applications and establishing Contract records. (Similar administrative and sales expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve "insurability" decisions, such as applications for increases in Face Amount.)

The following sections describe how the amount of the Contingent Deferred Sales Charge and the Deferred Administrative Charge will be determined and how these charges will be deducted from Accumulated Value.

Amount of Contingent Deferred Sales Charge-Initial Face Amount

At Contract issuance, we will compute a maximum Contingent Deferred Sales Charge equal to 25% of the CDSC Premium. This premium amount is used solely for the purpose of calculating the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge actually imposed will equal the maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of actual premiums paid applies to the Contract. The Contingent Deferred Sales Charge for the initial Face Amount, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium and (2) 25% of actual premiums paid (before deducting Premium Expense Charges) during the first Contract Year.

The maximum Contingent Deferred Sales Charge calculated as described above (subject to the limitation keyed to 25% of actual premiums paid), will remain level until the fifth Contract Anniversary. Commencing on the fifth Contract Anniversary, and then on each subsequent Monthly Anniversary during the period of the Contingent Deferred Sales Charge, the maximum Contingent Deferred Sales Charge will be reduced as of each Monthly Anniversary in level amounts so that it becomes zero at the end of 180 months (120 months for VUL 1 Contracts).

The CDSC Premium is an annual premium amount determined by us on the same basis as the Death Benefit Guarantee Premium (see "CONTRACT BENEFITS--Death Benefit Guarantee"), except that the CDSC Premium, unlike the Death Benefit Guarantee Premium, will not take into account any additional charge for an Insured in a substandard premium class, any charge for additional insurance benefits added by rider, or the basic monthly administrative charge of $10.00 per month, or any premium processing charge.

The maximum Contingent Deferred Sales Charge based on the applicable CDSC Premium will be shown in the Contract. Even though the Death Benefit Guarantee Premium may change after issuance of the Contract, once the CDSC Premium is determined, it will not change. The CDSC Premium will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the Contract.

Amount of Contingent Deferred Sales Charge-Increases in Face Amount

If the Face Amount is increased, we will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge actually imposed will equal this maximum Contingent Deferred Sales Charge unless a limitation keyed to 25% of the amount of premiums attributable to the increase applies. The Contingent Deferred Sales Charge for an increase, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium for the increase and (2) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. Like the similar limitation for the initial Face Amount, the CDSC Premium for the increase will never exceed the "guideline annual premium", as that term is defined under SEC Rule 6e-3(T), for the increase.

A special rule applies to determine "the amount of premiums attributable to the increase" because additional premium payments are not required to fund a requested increase in Face Amount. The premiums attributable to the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase plus a proportionate share of premium payments made on the effective date of the increase or during the 12 Contract Months after the effective date of the increase. This means that, in effect, a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the increase in Face Amount to the resulting total Face Amount after the increase.

For example, if the Face Amount is increased from $100,000 to $200,000, the ratio of the increase to the resulting total Face Amount is 1/2 ($100,000/$200,000). If the Cash Surrender Value on the effective date of the increase is $5,000 and premium payments totaling $3,000 are made during the 12 Contract Months after the effective date of the increase, the premiums attributable to the increase would be 1/2 ($5,000) + 1/2 ($3,000), or a total of $4,000.

The part of the Contingent Deferred Sales Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Contingent Deferred Sales Charge. It will remain at the maximum level through approximately 60 months from the effective date of the increase in Face Amount. It will then be reduced in level monthly amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

Amount of Deferred Administrative Charge

At Contract issuance, we computed a Deferred Administrative Charge. In general, this charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, the Insured's gender, and whether the Insured is a tobacco user. For Insureds with an Attained Age under 18, the Deferred Administrative Charge equals an amount per $1,000 of Face Amount based upon the initial Face Amount and the Insured's Age at Contract issuance. The maximum Deferred Administrative Charge per $1,000 of Face Amount will be determined from Appendix B.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender, and so, in Montana, this charge will not be based on the gender of the Insured.

The maximum Deferred Administrative Charge, as determined at Contract issuance, will be reduced as Monthly Deductions are made. Beginning on the Date of Issue, and continuing on each Monthly Anniversary until 180 Monthly Deductions (or 120 Monthly Deductions for VUL 1 Contracts) have been made, this Deferred Administrative Charge will be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

If the Face Amount is increased, a separate Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, (except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase). The part of the Deferred Administrative Charge attributable to the increase will be charged and reduced in accordance with the same principles as applicable to the basic Deferred Administrative Charge.

The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).

The administrative expenses covered by the Deferred Administrative Charge are the same expenses covered by the Initial Monthly Charge included in the Monthly Deduction. See "Monthly Deduction" below. Even though the same administrative expenses are covered by both charges, we will not be reimbursed twice for these issuance expenses. Except as described below for spouse riders, these two charges have been calculated so that these administrative expenses related to issuance will generally be collected either through the Monthly Deduction (which covers these charges through the Initial Monthly Charge) or through the Decrease Charge (which covers these charges through the Deferred Administrative Charge).

Each of these charges applies until 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made, and the scheduled reductions in the Deferred Administrative Charge described above over this period have been calculated to take into account the amount of issuance expenses that would have already been collected through the Initial Monthly Charge. In effect, the collection of the Deferred Administrative Charge included in the Decrease Charge, which would be collected only upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount, would be an "acceleration" of the amounts that otherwise would have been paid during this period through the Initial Monthly Charge included in the Monthly Deduction. If the Deferred Administrative Charge is imposed in part due to a requested decrease in Face Amount, the amount of the Initial Monthly Charge will be reduced accordingly . See "CHARGES AND DEDUCTIONS-Accumulated Value Charges--Monthly Deduction-Monthly Administration Charge-Initial Monthly Charge".

The discussion in the immediately preceding paragraph does not apply to spouse riders. The Deferred Administrative Charge is not an "acceleration" of the Initial Monthly Charge applicable to any spouse rider providing insurance benefits on the Insured's spouse. An Initial Monthly Charge will arise upon issuance of a spouse rider, but no Deferred Administrative Charge will be calculated. If the Contract lapses or is surrendered during a period when the Initial Monthly Charge is being applied for spouse rider benefits, this charge will not be collected through the Deferred Administrative Charge or otherwise, unless the Contract is reinstated. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

Method of Deduction and Effect of Decrease Charge

The Decrease Charge will be treated as a deduction against your Accumulated Value, and will compensate us for sales and issuance expenses described above upon surrender or lapse of the Contract or in part upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the Decrease Charge will be treated as a deduction for purposes of determining the Contract's Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect the amount available for Contract loans (see "CONTRACT RIGHTS-Loan Privileges"), the amount available in connection with full or partial surrenders (see "CONTRACT RIGHTS-Surrender Privileges"), and the amount available to pay Monthly Deductions, which will, subject to the Death Benefit Guarantee (see "CONTRACT BENEFITS--Death Benefit Guarantee"), determine the Contract's duration and possible lapse (see "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement").

If you request a decrease of the Face Amount, that part of any existing Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s). See "Charges Against Accumulated Value-Monthly Deductions" below. If the Cash Surrender Value is not sufficient to cover the Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.

The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (1) the Decrease Charge for the most recent increase; (2) the Decrease Charge for the next most recent increases successively; and (3) the Decrease Charge for the initial Face Amount.

The calculation of the Decrease Charge for requested decreases can be illustrated as follows. Assume that a Contract has an initial Face Amount of $100,000, and the Face Amount is first increased by $20,000, and then increased by $30,000, and then the Face Amount is decreased by $40,000. The Decrease Charge imposed for the $40,000 decrease would be determined by using the Decrease Charge for the most recent increase in Face Amount ($30,000) and then adding a proportionate part of the Decrease Charge for the next most recent increase ($10,000/$20,000, or one-half of the Decrease Charge for that increase). If, instead, the requested decrease was $60,000, the Decrease Charge imposed for the $60,000 decrease would be determined by using the Decrease Charge for the two increases (which were $30,000 and $20,000, respectively) and then adding a proportionate part of the Decrease Charge for the initial Face Amount ($10,000/$100,000, or one-tenth of the Decrease Charge for the initial Face Amount).

If, alternatively, it is assumed that a Contract has an initial Face Amount of $100,000, and the Face Amount is first decreased by $20,000, then increased by $50,000, and then decreased by $30,000, the Decrease Charge on the requested decreases would be as follows. The Decrease Charge imposed for the first decrease ($20,000) would be determined by using a proportionate part of the Decrease Charge for the initial Face Amount ($20,000/$100,000, or one-fifth of the Decrease Charge for the initial Face Amount). The Decrease Charge imposed for the second decrease ($30,000), would be determined by using a proportionate part of the Decrease Charge for the most recent increase ($30,000/$50,000, or six-tenths of the Decrease Charge for that increase).

Reinstatement of Decrease Charge

If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

Monthly Deduction

Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract (the "Monthly Deduction") to compensate us for administrative expenses and the insurance provided by the Contract.

The Monthly Deduction consists of the following three components:

  the cost of insurance,
  insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and the cost of any additional benefits added by rider.

Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.

We will take the Monthly Deduction on the Contract Date and on each subsequent Monthly Anniversary prior to the Insured's Attained Age 100 (or the Maturity Date for VUL 1 Contracts). (On the Contract Date, a Monthly Deduction covering the period of time from the Date of Issue until the first Monthly Anniversary will be deducted and, if any Monthly Anniversary occurs prior to the Contract Date, the Monthly Deduction(s) for such Monthly Anniversaries will also be made on the Contract Date.) The Monthly Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account. The Monthly Deduction will be allocated against each Subaccount in the same proportion that the Contract's Accumulated Value in each Subaccount bears to the total Accumulated Value of the Contract, less the Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to our approval, you may specify a different allocation for the Monthly Deduction.

Cost of Insurance

Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by 1,000 for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. (For VUL I Contracts, the annual rate is 4.0%, and the Death Benefit will be divided by 1.0032737.) In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:

  the initial Face Amount;
  successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and
  any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force.

For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.

Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, the Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.

When Option A is in effect, the Accumulated Value is not included within the Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.

Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in effect. See "CONTRACT BENEFITS-Death Benefits-Accumulated Value and Cash Surrender Value".

Cost of Insurance Rate

Cost of insurance rates will be based on the Face Amount and the gender, issue age, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates will be based on our expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured's Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table.

Any change in the cost of insurance rates will be based on the Initial Face Amount and any requested increases in Face Amount, and will apply to all Insureds of the same premium class, gender, issue age and Attained Age. In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

Montana has enacted legislation that requires that cost of insurance rates applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender. Therefore, for Contracts issued in the state of Montana, the cost of insurance rate will not be based on the basis of gender. In connection with certain employment-related plans, cost of insurance rates may in some circumstances not distinguish between men and women. See "EMPLOYMENT-RELATED BENEFIT PLANS".

Premium Class

The premium class of an Insured will affect the cost of insurance rates. We currently place Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non-tobacco users. Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. (VUL I Contracts have the premium classes of Smoker and Nonsmoker.) In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred. An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class. (A preferred premium class is not available on VUL I Contracts.)

Any Insured with an Attained Age at issuance under 18 will not be classified initially as a tobacco user or a non-tobacco user. When the Insured reaches Attained Age 18, he or she will then be classified as a tobacco user, unless the Insured provides satisfactory evidence that he or she is a non-tobacco user. We will provide notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reaches Attained Age 18. (For VUL I Contracts, Smoker and Nonsmoker, replace references to tobacco and non-tobacco.)

Monthly Administration Charge

We have primary responsibility for the administration of the Contract and the Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred Administrative Charge included in the Decrease Charge, which is, in effect, an "acceleration" of the initial administrative charge described below.

There are two administrative charges included in the monthly administration charge-a basic monthly administrative charge that is collected every Contract Month and an initial monthly charge that is deducted as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) (the "Initial Monthly Charge") following Contract issuance and following any requested increase in Face Amount.

Basic Monthly Administrative Charge

We will deduct a basic monthly administrative charge of $10.00 ($4.00 for VUL 1 Contracts) from the Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured's Attained Age 100 (or the Maturity Date for VUL 1 Contracts). For VUL I Contracts with a spouse rider, an additional $2.00 is included in the Basic Monthly Administrative Charge. The Basic Monthly Administrative Charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.

Initial Monthly Charge

We will deduct the Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) following Contract issuance, commencing with the Monthly Deduction(s) collected on the Contract Date. This monthly charge will equal an amount per $1,000 of Face Amount based upon the Insured's Attained Age at Contract issuance and, except for Insureds with an Attained Age at Contract issuance under 18, the Insured's gender and upon whether the Insured is a tobacco user or not. The Initial Monthly Charge per $1,000 of Face Amount will be determined from Appendix c. As shown in Appendix C, the Initial Monthly Charge will be less for Contracts having a Face Amount at issuance that equal or exceed the following amounts: $500,000-$999,999; and $1,000,000 (equal or exceed $250,000 for VUL I Contracts).

If the Face Amount is increased, we will deduct a separate Initial Monthly Charge for Increases from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly Charge for Increases in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase.

If a spouse rider providing additional insurance benefits on the Insured's spouse is added, we will deduct a separate Initial Monthly Charge from the Accumulated Value as part of the first 180 Monthly Deductions after the issuance of the spouse rider. The deductions will begin with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Charge will be determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and tobacco user status and gender on the effective date of the rider will be used.

Montana has enacted legislation that requires that cost of insurance rates and other charges applicable to Contracts purchased in Montana cannot vary on the basis of the Insured's gender. Therefore, in Montana, this charge will not be based on the gender of the Insured.

The Initial Monthly Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve "insurability" decisions, such as applications for increases in Face Amount and the issuance of spouse riders.

The issuance expenses covered by the Initial Monthly Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge" above. We will not, however, be reimbursed twice for these expenses. As described above in "CHARGES AND DEDUCTIONS-Accumulated Value Charge-Decrease Charge", and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies, or if a requested decrease in Face Amount occurs during the period when the Initial Monthly Charge generally applies, the Initial Monthly Charge will, in effect, generally be "accelerated" and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.

Because the Deferred Administrative Charge included in the Decrease Charge is in effect an "acceleration" of the Initial Monthly Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Charge. If the Contract lapses or is totally surrendered during the period when the Initial Monthly Charge applies so that the Decrease Charge is imposed, the Initial Monthly Charge will not be collected. If the Face Amount is decreased at the Contract Owner's request during this period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, we will reduce the Initial Monthly Charge because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Charge attributable to that portion of the Face Amount covered by the Decrease Charge).

If a Contract lapses and is then reinstated, we will reinstate the Initial Monthly Charge until a total of 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been taken. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement".

No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be "accelerated" and collected in the form of the Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the period when an Initial Monthly Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this period, the Initial Monthly Charge attributable to the spouse rider will be reduced proportionately.

Additional Insurance Benefits Charges

The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract. See "OTHER INFORMATION-Additional Insurance Benefits".

Partial Surrender Charge

We will deduct a partial surrender charge of $25 or 2% of the surrender amount requested, whichever is less, from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.

Charges Against the Variable Account

Mortality and Expense Risk Charge

We will deduct a daily charge (the "Mortality and Expense Risk Charge") from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We have determined that a Mortality and Expense Risk Charge at an annual rate of .75% of the average daily net assets of each Subaccount would be reasonable in relation to the mortality and expense risks we assume under the Contract. We will, however, initially impose a Mortality and Expense Risk Charge at an annual rate of .60% (or a daily rate of .001644). We guarantee not to increase the Mortality and Expense Risk Charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. When the previous day or days were not a Valuation Date, the deduction on the Valuation Date will be ..001644% multiplied by the number of days since the last Valuation Date.

The mortality risk we assume is that Insureds may live for a shorter time than projected because of inaccuracies in the projections, and that an aggregate amount of Death Benefits greater than that projected accordingly will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

Taxes

Currently, we make no charge against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will incur any Federal income tax liability. Charges for other taxes, if any, attributable to the Variable Account may also be made. See "FEDERAL TAX MATTERS".

Charges of the Fund

The value of the assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolio in which the Subaccount invests. For more information on these fees and expenses, refer to the Fee Tables above and the attached prospectus for the Fund.

CONTRACT RIGHTS

Loan Privileges

General

You may borrow money from us using the Contract as the only security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. The minimum amount of a loan for a VUL 1 Contract is $100. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.

As used in this Prospectus, the term "Loan Amount" means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term "Debt" means the sum of all unpaid Contract loans less any unearned prepaid loan interest). The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied. See "CONTRACT BENEFITS--Death Benefit Guarantee". Contract Debt is used to calculate the Contract's Cash Surrender Value and the amount of Death Benefit proceeds payable to the beneficiary. See "CONTRACT BENEFITS-Accumulated Value and Cash Surrender Value" and "CONTRACT BENEFITS-Death Benefits". In some cases, Contract Debt is used to determine whether the Contract will lapse. See "PAYMENT AND ALLOCATION OF PREMIUMS-Contract Lapse and Reinstatement.

Allocation of Contract Loan

We will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that your Contract's Accumulated Value in each Subaccount bears to the Contract's total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.

Loans will normally be paid within seven days after receipt of Written Notice. Postponement of loans may take place under certain circumstances. See "OTHER INFORMATION-Postponement of Payments".

Interest

The interest rate we charge on Contract loans accrues daily at an annual rate of 7.4%, payable in advance, which is equivalent to a fixed rate of 8% per year. Loan interest is calculated on a prepaid basis, and is payable in advance at the time any Contract loan is made (for the rest of the Contract Year) and at the beginning of each Contract Year thereafter (for that entire Contract Year). If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate. If death or full surrender occurs before the next Contract Anniversary, unearned interest will be added to the proceeds payable.

Effect of Contract Loans

Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract's Accumulated Value in that Subaccount.

As long as the Contract is in force, Accumulated Value in the Loan Account will be credited with interest at an effective annual rate of 6%. No additional interest will be credited to these assets. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts. See "PAYMENT AND ALLOCATION OF PREMIUMS-Allocation of Premiums and Accumulated Value".

Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract's potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the Death Benefit proceeds will be reduced by the amount of any outstanding Contract Debt.

The amount of any Contract loan will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a Contract loan could result in termination of the Death Benefit Guarantee. See "CONTRACT BENEFITS--Death Benefit Guarantee".

Repayment of Contract Debt

You may repay Debt at any time while the Insured is living. Each repayment must be at least $25. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract's Accumulated Value held in the Subaccount(s) of the Variable Account will be restored and any prepaid interest attributable to the repaid amount will likewise be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the amount of such repayment (as well as any prepaid loan interest that was unearned by us at the time of repayment) to the Subaccount(s) of the Variable Account in the same proportion that the Contract's Accumulated Value in a Subaccount bears to the Contract's total Accumulated Value in the Variable Account (you may select a different allocation basis with our approval). See "PAYMENT AND ALLOCATION OF PREMIUMS-Allocation of Premiums and Accumulated Value".

When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.

You must notify us if a payment is a premium payment; otherwise, it will be considered a loan repayment.

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX MATTERS-Contract Proceeds".

Surrender Privileges

At any time before the death of the Insured, you may partially or totally surrender the Contract by sending Written Notice to us. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in cash or under a settlement option. See "CONTRACT BENEFITS-Payment of Contract Benefits".

You must have a Medallion Signature Guarantee if you want to do any of the following:

  Withdraw a value of more than $100,000;
  Send proceeds to an address other than the one listed on your account; or
  Make the check payable to someone other than the current owner(s).

Full Surrender

If you surrender the Contract in full, you will be paid the Cash Surrender Value of the Contract determined as of the date a Written Notice requesting surrender is received by us(or as of such later date as you shall specify in the Written Notice), or, if this date is not a Valuation Date, the next following Valuation Date. To surrender the Contract fully, you must deliver the Contract to us along with the Written Notice requesting surrender.

Partial Surrender

You may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least $200 and as long as the remaining Cash Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Written Notice is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that your Accumulated Value in the respective Subaccount(s) bears to the Contract's total Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 or 2% of the surrender amount requested, whichever is less, will be deducted by us from the amount withdrawn. For a discussion of certain limitations and considerations applicable to partial surrenders, see "Partial Surrenders-Certain Other Considerations" below.

Effect of Partial Surrenders on Face Amount and Death Benefit

A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.

Option A-Effect of Partial Surrenders

The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:

  If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.

  Illustration. For the purpose of this illustration (and any following illustrations of partial surrenders), assume that the Attained Age of the Insured is under 40, and there is no Contract Debt. (The applicable percentage is 250% for an Insured with an Attained Age of 40 or below. See "CONTRACT BENEFITS-Death Benefits".)

  Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $60,000 will have a Death Benefit of $160,000 ($100,000 + $60,000). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit equals the Face Amount plus the Accumulated Value, the partial surrender will reduce the Accumulated Value to $40,000 ($60,000 - $20,000 = $40,000) and the Death Benefit to $140,000 ($100,000 + $40,000). The Face Amount is not changed.

  If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of Accumulated Value, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the applicable percentage of Accumulated Value after deducting the partial surrender.

  Illustration. Under Option A, a Contract with a Face Amount of $100,000 and an Accumulated Value of $80,000 will have a Death Benefit of $200,000 ($80,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $20,000. Because the Death Benefit is based on the applicable percentage of Accumulated Value, the partial surrender will reduce the Accumulated Value to $60,000 ($80,000 - $20,000) and the Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value ($100,000 + $60,000 = $160,000), and (b) the Death Benefit based on the applicable percentage of Accumulated Value ($60,000 X 2.5 = $150,000). Therefore, the Death Benefit will be $160,000. The Face Amount is not changed.

Option B-Effect of Partial Surrenders

The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:

o    If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the
     Death Benefit by the amount of the partial surrender.

         Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of
         $30,000 will have a Death Benefit of $100,000 (that is, the Face Amount). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The partial surrender will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) and the Death Benefit and Face Amount to $90,000 ($100,000 - $10,000).

o    If the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the
     Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage.

         Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of
         $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $10,000. The amount of the partial surrender multiplied by the applicable percentage ($10,000 X 2.5 = $25,000) is less than the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage is less than the Death Benefit minus the Face Amount, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable percentage ($150,000 - ($10,000 X 2.5) = $125,000). This is also the Death Benefit based on the applicable percentage of Accumulated Value after the partial surrender (($60,000 - $10,000) X 2.5 =
         $125,000).

o    If the Death Benefit immediately prior to the partial surrender is based on the applicable percentage of
     Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face
     Amount will be reduced by an amount equal to (a) minus (b) where:

         (a)      is the amount of the partial surrender, and
         (b)      is the result obtained by dividing (i) by (ii) where:
                  (i)      is the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender, and
                  (ii)     is the applicable percentage.

         The Death Benefit will be reduced to equal the Face Amount after the partial surrender.

         Illustration. Under Option B, a Contract with a Face Amount of $100,000 and an Accumulated Value of
         $60,000 will have a Death Benefit of $150,000 ($60,000 X 2.5). Assume that the Contract Owner wishes to take a partial surrender of $30,000. The amount of the partial surrender multiplied by the applicable percentage ($30,000 X 2.5 = $75,000) exceeds the Death Benefit minus the Face Amount prior to the partial surrender ($150,000 - $100,000 = $50,000). Because the Death Benefit is based on the applicable percentage of Accumulated Value and the amount of the partial surrender multiplied by the applicable percentage exceeds the Death Benefit minus the Face Amount, the Face Amount will be reduced by an amount equal to (a) minus (b) where:

         (a)      is the amount of the partial surrender, and
         (b)      is the result obtained by dividing (i) by (ii) where
                  (i)      is the difference between the Death Benefit and the Face Amount prior to the partial surrender, and
                  (ii)     is the specified percentage ($30,000 - (($150,000 - $100,000) (divided by 2.5)) =
                           $10,000).

         The Face Amount after the partial surrender will be $90,000 ($100,000 - $10,000) and the Death Benefit will be $90,000.

Partial Surrenders-Certain Other Considerations

The amount of any partial surrender will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a partial surrender could result in termination of the Death Benefit Guarantee. See "CONTRACT BENEFITS--Death Benefit Guarantee".

Because a partial surrender can affect the Face Amount and the Death Benefit (as described above), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract. See "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction-Cost of Insurance".

A request for partial surrender will not be implemented if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not effect such partial withdrawal. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations".

Tax Considerations

Under the Technical and Miscellaneous Revenue Act of 1988, any surrender of a "modified endowment contract" will be treated as a taxable distribution. In addition, with certain exceptions, a ten percent (10%) additional income tax penalty would be imposed on the portion of any loan that is included in income. See "FEDERAL TAX MATTERS-Contract Proceeds".

Free Look Privileges

The Contract provides for a "free look" privilege after any increase in Face Amount.

You may cancel a requested increase in Face Amount until the latest of the following:

  45 days after Part I of the application for increase is signed,
  10 days after you receive a Contract supplement for the increase in Face Amount, and
  10 days after we mail or personally deliver a notice of withdrawal right to you.

Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract's Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly Deductions attributable to the increase in Face Amount (including rider costs arising from the increase).

This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Charge for Increases (included in the Monthly Deduction-see "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge" and "CHARGES AND DEDUCTIONS-Accumulated Value Charges--Monthly Deduction-Monthly Administration Charge-Initial Monthly Charge") attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.

Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.

Exchange Privileges

Exchange of the Contract

During the first 24 months following the Date of Issue, you may on one occasion, without evidence of insurability, exchange any Contract still in force for a fixed benefit permanent life insurance contract issued by us. This new contract will not be dependent upon future investment results of the Variable Account or any of our other separate accounts. In order to make this exchange for such a contract, you must surrender your Contract, the Insured must be living on the exchange date, and any assignee must agree in writing to the exchange. In addition, any Debt under the Contract must be repaid and any amount required to pay the first premium on the new contract must be paid.

The new contract will have the same issue age, and premium class as the Contract. The exchange will become effective on the date (the "exchange date") that we receive the exchange request and the Contract at our office located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The Contract will end at the end of the day before the exchange date, and the new contract will become effective on the exchange date. On the exchange date, the new contract will have, at your option, either a death benefit equaling the Death Benefit under the Contract on the effective date of the exchange or a net amount at risk equaling the net amount at risk under the Contract on the effective date of the exchange. (An additional premium payment may be required.) The Accumulated Value of the new contract on the exchange date will vary depending upon the type of contract for which the Contract is being exchanged. The conversion will be subject to an equitable adjustment in payments and Contract values to reflect variances, if any, in the payments and Contract values under the existing Contract and the new contract. The new contract's provisions and charges will be those that would have been applicable under our standard practices if the fixed benefit permanent life insurance contract had been issued on the Date of Issue. See "FEDERAL TAX MATTERS" for a discussion of the Federal income tax consequences of an exchange.

Exchange of Increase in Face Amount

During the first 24 months following an increase in Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the Contract. The conditions and principles applicable to an exchange of the entire Contract for such a contract which are described immediately above will be equally applicable to this exchange of an increase in Face Amount for such a new contract. See "FEDERAL TAX MATTERS" for a discussion of the Federal income tax consequences of an exchange.

OTHER INFORMATION

Postponement of Payments

We may defer payment of any loan or surrender and any portion of the death proceeds in excess of the Face Amount if (1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner's bank.

Additional Insurance Benefits

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction. See "FEE TABLES" and "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Monthly Deduction". Your representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Rider

This rider increases the total death benefit upon proof of accidental death of the Insured. Coverage under this rider terminates on the Contract Anniversary after the Insured's 70th birthday. The charge for this benefit is a per thousand rate (which varies by Attained Age and gender) multiplied by the amount of rider coverage.

Disability Waiver Rider

This rider credits an amount to the Contract on each Monthly Anniversary if the Insured becomes totally disabled while this rider is in effect. The amount credited will be 1/12th of the selected amount, or the Monthly Deduction if greater. Benefits are payable after the disability has continued for six months and while disability continues. The charge for this benefit is a percent rate (which varies by issue age and duration) multiplied by the selected amount to be waived.

Spouse Insurance Rider

This rider provides a level amount of term life insurance on the spouse of the Insured. This rider or a portion of this rider may be converted to permanent insurance, without proof of insurability, through age 75. On the death of the Insured, the spouse has the right to convert to term or permanent coverage within 90 days. The charge for this benefit is a per thousand cost of insurance rate (which will vary by issue age, duration, gender, premium class and Face Amount) multiplied by the amount of rider coverage.

Child Insurance Rider

This rider provides term life insurance on the Insured's children. The amount of death benefit for each child is as follows: Birth through first 14 days: no benefit; 15 days up to 6 months: one half of amount of rider coverage; 6 months until age 21: full amount of rider coverage. At age 21, up to five times this benefit amount can be purchased without proof of insurability. On the death of the Insured, paid-up term insurance will be provided on each child, until the child's 21st birthday. The charge for this benefit is a per thousand rate multiplied by the amount of rider coverage.

Guaranteed Increase Rider

This rider guarantees the owner the option to increase the Face Amount of the Contract without proof of insurability on each of several fixed increase option dates, or on alternate additional increase option dates. Coverage under this rider terminates on the earlier of the Contract Anniversary after the Insured's 43rd birthday or when the maximum number of increase options have been exercised. The charge for this benefit is a per thousand rate (which varies by rider issue age and gender) multiplied by the amount of rider coverage.

Cost of Living Rider

This benefit essentially adjusts the Face Amount of the Contract and, correspondingly, your premium payments to keep pace with the Consumers' Price Index. As a result of increasing the Face Amount, the Monthly Deductions will increase. There is no separate charge to implement this benefit. However, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earlier of your Age 65, 20 Contract Years or until the initial Face Amount doubles.

Accelerated Benefits Rider

This benefit pays a portion of the death benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life.

CharitAbility(R)

CharitAbility for Life is a benefit that enables Contract Owners to increase their charitable gifts to Lutheran charitable organizations and congregations. CharitAbility for Life is available for no additional premium whenever a Contract Owner has designated a Lutheran charitable organization or congregation as a beneficiary for at least $1,000 of Death Benefit on his or her Contract.

Upon the death of the Insured, the Lutheran charitable organization or congregation will receive the Death Benefit proceeds as designated, and we will contribute an additional 10% of that amount to the charitable organization or congregation, up to $25,000 per insured. Any legally incorporated nonprofit Lutheran organization that qualifies under Internal Revenue Code Section 170(c) is eligible to receive Charitability for Life benefits. The benefit may vary state-by-state and a representative of ours should be consulted as to whether and to what extent the benefit is available in a particular state and on any particular Contract. Charitability for Life is not available on VUL I Contracts.

RESERVATION OF CERTAIN RIGHTS

We reserve the right, to the extent permitted or required by law (including SEC rules under the 1940 Act), to eliminate or modify certain rights provided under the Contract:

  the withdrawal rights during any Free Look Period after an increase in Face Amount (see "CONTRACT RIGHTS-Free Look Privileges-Free Look for Increase in Face Amount");
  the exchange rights during the first 24 months following the Date of Issue (see "CONTRACT RIGHTS-Exchange Privileges-Exchange of the Contract"); and
  the exchange rights during the first 24 months following an increase in Face Amount (see "CONTRACT RIGHTS-Exchange Privileges-Exchange of Increase in Face Amount").

We will provide Contract Owners with written notice if we exercise our right to eliminate or modify any of these rights.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax adviser. This discussion is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws. We do not make any guarantee regarding the tax status of any Contract.

Contract Proceeds

General

The Contract will qualify as a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). Section 7702 of the Code provides that the Contract will so qualify if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor. The qualification of the Contract under Section 7702 depends in part upon the Death Benefit payable under the Contract at any time. To the extent a change in the Contract, such as a decrease in Face Amount or a change in Death Benefit Option, would cause the Contract not to qualify, we will not make the change. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums-Premium Limitations."

Death Benefits

The Death Benefit proceeds payable under either Option A or Option B will be excludable from the gross income of the Beneficiary under Section 101(a) of the Code.

Distributions

The Contract Owner will not be taxed upon the increase in Accumulated Value of the Contract unless and until there is a taxable distribution from the Contract.

Tax Treatment of Modified Endowment Contracts

A modified endowment contract is any Contract that fails a special premium limitation test set forth in the Code. This test requires that the cumulative amount paid during the first seven years since the Date of Issue (or date of certain increases in coverage) not exceed the cumulative amount of the level annual premium which, in theory, would provide a paid-up Contract after seven years. If this test is ever violated, we will notify the Contract Owner, who may then take certain timely steps to return the Contract to non-modified endowment contract status. This premium limitation test does not supersede the premium limitations previously established by the Code. See "PAYMENT AND ALLOCATION OF PREMIUMS-Amount and Timing of Premiums--Premium Limitations".

If there is material change in the Contract, the Contract is treated as a new Contract as of the date of the material change for purposes of determining whether it will be treated as a modified endowment contract. Such a change will create a modified endowment contract only if cumulative amounts paid in the seven years following the change violate the new cumulative premium limitation test. Certain increases in Contract benefits (including increases in Face Amount and in additional insured benefits) will trigger the start of a new seven-year period from the date of this change, along with a new level annual premium to be used in the test. In addition, a reduction in Contract benefits at any time while the test is applicable could in itself create a modified endowment contract, depending on certain factors. In this case, the premium limitation test will be applied as though the Contract were originally issued at the lower benefit unless the benefits are reinstated in a timely manner.

Distributions from a Contract treated as a modified endowment contract are taxable up to the amount equal to the excess (if any) of the Accumulated Value immediately before the distribution over the investment in the Contract at such time. Investment in the Contract is generally defined as the premiums paid for the Contract (plus or minus any loss or gain, respectively, transferred into the Contract as a result of a tax-free exchange), minus any non-taxable distributions (where taxable gain calculations are based on surrender values net of loans). Loans taken from such a Contract, as well as surrenders and benefits paid at maturity (other than the Death Benefit), will be treated as taxable distributions. (The assignment or pledge of a Contract with a maximum death benefit of $25,000 or less made to secure only burial or prearranged funeral expenses is not treated as a distribution). A ten percent (10%) additional income tax will be imposed on the portion of any distribution from such a Contract that is included in income except where the distribution is made on or after the date on which the Contract Owner attains age 59 1/2, or is attributable to the Contract Owner becoming disabled, or is a part of a series of substantially equal periodic payments for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and Beneficiary.

Any withdrawal or loan proceeds that were paid 24 months prior to such a Contract becoming a modified endowment contract will also potentially be a taxable distribution.

Generally, interest on such Contract loans, even if paid, will not be tax deductible.

All modified endowment contracts issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount included in the gross income under Section 72(e) of the Code.

Tax Treatment of Contracts that are NOT Modified Endowment Contracts

A full surrender distribution of the Contract will, under Section 72(e)(5) of the Code, be included in the Contract Owner's gross income to the extent it exceeds the Contract Owner's investment in the Contract.

A partial surrender distribution from the Contract will be taxed under the "cost recovery rule" in that the distribution will be included in the Contract Owner's gross income to the extent it exceeds the investment in the Contract. However, certain cash distributions received as a result of certain Contract benefit changes will be taxed under the "interest-first" rule if the distribution occurs during the first 180 months after the Contract is issued. The amount of the cash distribution to be included in gross income will be limited to the minimum of the taxable gain and the applicable recapture ceiling as defined in Section 7702. No ten percent (10%) additional penalty will apply.

In addition, under Section 72(e)(5) of the Code, loans received under the Contract will not be included in gross income. (However, loans may or may not be taxable at the time of a full or partial surrender.) Interest paid to us with respect to the loan is generally not deductible. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the deductibility of interest paid on any Contract loans.

Benefits Paid under the Accelerated Benefits Rider

Adding the Accelerated Benefits Rider to a newly issued Contract has no adverse consequences; however, electing to use it could. If certain requirements are satisfied, however, accelerated death benefits paid under the Accelerated Benefits Rider to a terminally or chronically ill insured individual, as defined in the Code, may not be subject to tax. A competent tax adviser should be consulted for further information.

Withholding

The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding. We will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution.

Changes in Contract Owners

The right to change Contract Owners may have tax consequences, depending on a number of factors. Due to the complexity of these factors, a Contract Owner should consult a competent tax adviser as to the tax consequences of such a change.

Exchanges

The right to exchange the Contract for a fixed benefit permanent life insurance contract (see "CONTRACT RIGHTS-Exchange Privileges") will be treated as a tax-free exchange under Section 1035. A life insurance contract received in exchange for a modified endowment contract will also be treated as a modified endowment contract. Also, if a Contract Owner exchanges any life insurance contract entered into before June 21, 1988, for a Contract described in this prospectus, then the new provisions regarding modified endowment contracts described above may apply. Accordingly, a Contract Owner should consult a tax adviser before effecting an exchange of any life insurance contract, including the Contract.

Other Taxes

Federal estate taxes and the state and local estate, inheritance and other taxes may become due depending on applicable law and the circumstances of each Contract Owner or Beneficiary, if the Contract Owner or Insured dies. Any person concerned about the estate implications of the Contract should consult a competent tax adviser.

Diversification Requirements

Flexible premium variable life insurance policies such as the Contracts will be treated as life insurance contracts under the Code, among other things, so long as the separate accounts funding them are "adequately diversified".

The assets of the Fund are expected to meet the diversification requirements. We will monitor the Contracts and the regulations of the Treasury Department to insure that the Contract will continue to qualify as a life insurance contract under Sections 7702 and 817.

Pension and Profit-Sharing Plans

If a Contract is purchased by a trust which forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such Contracts will be somewhat different from that described above. A competent tax adviser should be consulted on these matters.

Our Tax Status

We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Although the Variable Account is not a separate entity from Thrivent Life and its operations form a part of Thrivent Life, the Code in effect provides that the income and gains and losses from separate account investments are not income to the insurance company issuing the variable contracts so long as the Contracts and the separate account meet certain requirements set forth in the Code. Because the Contracts and the Variable Account intend to meet such requirements, we anticipate no tax liability resulting from the Contracts, and consequently no reserve for income taxes is currently charged against, or maintained by us with respect to the Contracts.

We may also incur state and local taxes, in addition to premium taxes, in several states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account, may be made.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Life nor Thrivent Investment Management Inc., the principal underwriter and distributor of the Contracts, are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Life and the Variable Account are contained in the Statement of Additional Information.

APPENDIX A

Definitions

Accumulated Value. The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and Variable Account). The Accumulated Value, unlike the Cash Surrender Value, is not reduced by any Decrease Charge or Contract Debt.

Attained Age. On any day during the first Contract Year, the age of the Insured on the Date of Issue, and then, on any day during each succeeding Contract Year, the age of the Insured on the Contract Anniversary on or immediately prior to that day.

Beneficiary. The Beneficiary designated by the applicant in the application. If changed, the Beneficiary is as shown in the latest change filed with Thrivent Life. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

Cash Surrender Value. The Accumulated Value less any Contract Debt and any Decrease Charge.

CDSC Premium. An annual premium amount determined by Thrivent Life and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.

Contingent Deferred Sales Charge. A contingent deferred sales charge to compensate Thrivent Life for the cost of selling the Contract, including sales commissions, the printing of prospectuses and sales literature, and advertising. The Contingent Deferred Sales Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in Face Amount, in each case at any time before 180 Monthly Deductions have been made. A separate Contingent Deferred Sales Charge will also be calculated, and then reduced over a 180-month period (a 120-month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Contract. The flexible premium variable life insurance contract offered by Thrivent Life and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Date. The latest of (1) the Date of Issue; (2) the date Thrivent Life receives the first premium payment on the Contract at its office located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415; and (3) any other date mutually agreed upon by Thrivent Life and the Contract Owner. The Contract Date is the date on which the initial Net Premium payment(s) will be allocated to the Variable Account.

Contract Month. The period from one Monthly Anniversary to the next. The first Contract Month will be the period beginning on the Date of Issue and ending on the first Monthly Anniversary.

Contract Owner. The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.

Death Benefit. The amount calculated under the applicable Death Benefit Option (Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured's death, which will be the Death Benefit less Contract Debt and any unpaid Monthly Deductions.

Death Benefit Guarantee. A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount, equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

Death Benefit Guarantee Premium. A monthly premium amount specified in the Contract. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee.

Death Benefit Option. Either of two death benefit options available under the Contract (Option A and Option B).

Death Benefit Option A, or Option A. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount plus the Accumulated Value and (b) the applicable percentage of Accumulated Value (with the Accumulated Value in each case being determined on the Valuation Date on or next following the date of the Insured's death).

Death Benefit Option B, or Option B. One of two Death Benefit Options available under the Contract. Under this option, the Death Benefit is the greater of (a) the Face Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured's death.

Debt. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan Amount (see definition of "Loan Amount" below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge. A deferred Contract charge consisting of the Contingent Deferred Sales Charge and the Deferred Administrative Charge. The Decrease Charge is deducted from the Subaccounts of the Variable Account and paid to Thrivent Life upon full lapse or surrender of the Contract, or in part upon a requested decrease in Face Amount. A separate amount of Decrease Charge is determined for the initial Face Amount and for each requested increase in Face Amount.

Deferred Administrative Charge. A deferred administrative charge to reimburse Thrivent Life for administrative expenses incurred in issuing the Contract. The Deferred Administrative Charge will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions have been made (120 Monthly Deductions for VUL 1 Contracts). A separate Deferred Administrative Charge will also be calculated, and then reduced over a 180-month period (a 120 month period for VUL 1 Contracts), in a similar manner upon a requested increase in Face Amount.

Face Amount. The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face Amount will be specified in the Contract.

Free Look Period. A period which follows any application for and approval of an increase in Face Amount. During the Free Look Period, the Contract Owner has a right to cancel the increase in Face Amount and, in effect, receive a credit or refund of charges and deductions attributable to such increase.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying Prospectus.

General Account. The assets of Thrivent Life other than those allocated to the Variable Account or any other separate account.

Initial Monthly Charge. An initial monthly charge to reimburse Thrivent Life for administrative expenses incurred in issuing the Contract. The Initial Monthly Charge will be deducted as part of the first 180 Monthly Deductions (the first 120 Monthly Deductions for VUL 1 Contracts). A separate Initial Monthly Charge for Increases will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured's spouse.

Insured. The person upon whose life the Contract is issued.

Loan Account. The funds transferred from the Subaccount(s) of the Variable Account to Thrivent Life's General Account as security for Contract loans.

Loan Amount. The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date. The Loan Amount should be distinguished from Contract Debt (see definition of "Debt" above), in that Contract Debt excludes any unearned prepaid loan interest.

Maturity Date. For VUL 1 Contracts, the Maturity Date is the Contract Anniversary on or next following the Insured's 96th birthday.

Minimum Conditional Insurance Premium. The premium required to put temporary conditional insurance coverage into effect.

Minimum Contract Issuance Premium. The minimum premium required for issuance of the Contract.

Minimum Face Amount. The minimum Face Amount for a Contract at issuance and after any requested decrease in Face Amount.

Monthly Anniversary. The same date in each succeeding month as the Date of Issue.

Monthly Deduction. Monthly charges deducted from the Accumulated Value of the Contract. These charges include the cost of insurance charge; a basic monthly administrative charge ($10.00 per month for the Contract and $4.00 per month for VUL 1 Contracts); the Initial Monthly Charge; and charges for additional insurance benefits. "Monthly Deduction" also includes any Decrease Charge being deducted for a requested decrease in Face Amount during the preceding Contract Month.

Net Premium. The premium paid less the Premium Expense Charges.

Planned Annual Premium. The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Premium Expense Charges. An amount deducted from each premium payment, which consists of a percent-of-premium charge of 5% of each premium payment (a 3% sales charge and a 2% premium tax charge) and a premium processing charge of $2.00 per premium payment ($.75 for automatic payment plans). Thrivent Life reserves the right to increase the premium processing charge in the future on automatic payment plans to an amount not exceeding $1.00 per premium payment.

Scheduled Premium(s). The scheduled periodic premium payments selected by the Contract Owner. This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a Contract Owner will be billed periodically and determining the Minimum Contract Issuance Premium.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Unit. The measure by which the value of the Contract's interest in each Subaccount is determined.

Unit Value. The value of each Unit representing the Contract's interest in each Subaccount.

Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund to affect materially the Unit Value in the corresponding Subaccount of the Variable Account.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. Thrivent Life Variable Insurance Account, which is a separate account of Thrivent Life. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request signed by the Contract Owner and received by Thrivent Life at its office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001.

APPENDIX B

Deferred Administrative Charges Per $1,000 Of Face Amount

The following describes the Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a Contract as well as under a VUL 1 Contract.

The Contract

The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that will apply under a Contract. The specific maximum charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insured's with an Attained Age under 18, the Insured's gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Tobacco User" or "Non-Tobacco User".

In general, the maximum Deferred Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds the next range of Face Amount will qualify for the lower maximum charges shown in Tables 2 or 3.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge", the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

                                                      TABLE 1
                                          FACE AMOUNTS LESS THAN $500,000
                         Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                                   Standard
                                 (Attained Age
        Attained Age               under 18)                     Tobacco User                        Non Tobacco User
        ------------            ---------------                  -------------                       ----------------
                             Male          Female             Male          Female                Male            Female
                             ----          ------             ----          ------                ----            ------
            0-4             $7.20          $7.20
            5-9             $7.20          $7.20
           10-14            $7.20          $7.20
           15-17            $7.20          $7.20
           18-24                                             $ 9.00         $ 9.00               $ 5.40           $ 5.40
           25-29                                             $ 9.00         $ 9.00               $ 5.40           $ 5.40
           30-34                                             $10.80         $10.80               $ 7.20           $ 5.40
           35-39                                             $12.60         $10.80               $ 9.00           $ 5.40
           40-44                                             $14.40         $12.60               $10.80           $ 7.20
           45-49                                             $16.20         $12.60               $12.60           $ 7.20
           50-54                                             $18.00         $14.40               $14.40           $ 9.00
           55-59                                             $18.00         $14.40               $14.40           $10.80
           60-64                                             $18.00         $14.40               $14.40           $10.80
           65-69                                             $18.00         $14.40               $14.40           $10.80
           70-74                                             $18.00         $14.40               $14.40           $10.80
           75-79                                             $18.00         $14.40               $14.40           $10.80
           80-85                                             $18.00         $14.40               $14.40           $10.80

                                                      TABLE 2
                            FACE AMOUNTS OF $500,000 OR MORE, BUT LESS THAN $1,000,000
                         Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                                   Standard
                                 (Attained Age
        Attained Age               under 18)                     Tobacco User                        Non Tobacco User
        ------------             -------------                   ------------                        ----------------
                             Male          Female             Male          Female                Male            Female
                             ----          ------             ----          ------                ----            ------
             0-4            $1.80          $1.80
             5-9            $1.80          $1.80
            10-14           $1.80          $1.80
            15-17           $1.80          $1.80
            18-24                                           $ 3.60           $3.60               $ 1.80            $1.80
            25-29                                           $ 3.60           $3.60               $ 1.80            $1.80
            30-34                                           $ 5.40           $5.40               $ 3.60            $1.80
            35-39                                           $ 7.20           $5.40               $ 3.60            $1.80
            40-44                                           $ 9.00           $7.20               $ 5.40            $3.60
            45-49                                           $10.80           $7.20               $ 7.20            $3.60
            50-54                                           $12.60           $9.00               $10.80            $5.40
            55-59                                           $14.40           $9.00               $12.60            $5.40
            60-64                                           $16.20           $9.00               $14.40            $5.40
            65-69                                           $16.20           $9.00               $14.40            $5.40
            70-74                                           $16.20           $9.00               $14.40            $5.40
            75-79                                           $16.20           $9.00               $14.40            $5.40
            80-85                                           $16.20           $9.00               $14.40            $5.40

                                                      TABLE 3
                                        FACE AMOUNTS OF $1,000,000 OR MORE
                         Maximum Deferred Administrative Charges Per $1,000 of Face Amount

                                   Standard
                                 (Attained Age
        Attained Age               under 18)                     Tobacco User                        Non Tobacco User
        ------------             -------------                   ------------                        ----------------
                             Male          Female             Male          Female                Male            Female
                             ----          ------             ----          ------                ----            ------
             0-4            $1.80          $1.80
             5-9            $1.80          $1.80
            10-14           $1.80          $1.80
            15-17           $1.80          $1.80
            18-24                                            $1.80           $1.80                $1.80            $1.80
            25-29                                            $1.80           $1.80                $1.80            $1.80
            30-34                                            $3.60           $3.60                $1.80            $1.80
            35-39                                            $3.60           $3.60                $1.80            $1.80
            40-44                                            $5.40           $3.60                $3.60            $1.80
            45-49                                            $7.20           $3.60                $3.60            $1.80
            50-54                                            $9.00           $5.40                $5.40            $1.80
            55-59                                            $9.00           $5.40                $5.40            $1.80
            60-64                                            $9.00           $5.40                $5.40            $1.80
            65-69                                            $9.00           $5.40                $5.40            $1.80
            70-74                                            $9.00           $5.40                $5.40            $1.80
            75-79                                            $9.00           $5.40                $5.40            $1.80
            80-85                                            $9.00           $5.40                $5.40            $1.80

VUL 1 Contracts

The following tables include the maximum Deferred Administrative Charge Per $1,000 of Face Amount that apply under a VUL 1 contract. The specific maximum charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at VUL 1 contract issuance, and, except for Insured's with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the maximum Deferred Administrative Charge applicable to a VUL 1 contract is determined from Table 4. The lower maximum charges shown in Table 5 apply to VUL 1 contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent requested increases in Face Amount result in a total Face Amount that equals or exceeds $250,000 will qualify for the lower maximum charges shown in Table 5.

If the Face Amount is increased, an additional Deferred Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

The Deferred Administrative Charge does not apply to spouse riders.

As described in the Prospectus in the section entitled "CHARGES AND DEDUCTIONS-Accumulated Value Charges-Decrease Charge", the sum of the Deferred Administrative Charge and the Contingent Deferred Sales Charge will equal the Decrease Charge.

                                                      TABLE 4
                                          FACE AMOUNTS LESS THAN $250,000
                         Maximum Deferred Administrative Charges Per $1,000 of Face Amount

        Attained Age at Date of Issuance                  Standard
         or Effective Date of Requested                 (Attained Age
            Increase, As Appropriate                     under 20)                       Smoker            Nonsmoker
-------------------------------------------------------------------------------------------------------------------
                     0-4                                  $3.60
                     5-9                                  $3.60
                   10-14                                  $4.80
                   15-19                                  $4.80
                   20-24                                                                 $6.00              $4.80
                   25-29                                                                 $6.00              $4.80
                   30-34                                                                 $7.20              $4.80
                   35-39                                                                 $7.20              $4.80
                   40-44                                                                 $7.20              $6.00
                   45-49                                                                 $8.40              $6.00
                   50-54                                                                 $8.40              $7.20
                   55-59                                                                 $8.40              $7.20
                   60-64                                                                 $8.40              $8.40
                   65-69                                                                 $8.40              $8.40
                   70-74                                                                 $8.40              $8.40
                   75-80                                                                 $8.40              $8.40

                                                      TABLE 5
                                         FACE AMOUNTS OF $250,000 OR MORE
                         Maximum Deferred Administrative Charges Per $1,000 of Face Amount

        Attained Age at Date of Issuance                  Standard
         or Effective Date of Requested                 (Attained Age
            Increase, As Appropriate                     under 20)                       Smoker            Nonsmoker
-------------------------------------------------------------------------------------------------------------------
                     0-4                                  $2.40
                     5-9                                  $3.60
                   10-14                                  $3.60
                   15-19                                  $3.60
                   20-24                                                                 $4.80              $3.60
                   25-29                                                                 $4.80              $3.60
                   30-34                                                                 $6.00              $3.60
                   35-39                                                                 $6.00              $3.60
                   40-44                                                                 $6.00              $4.80
                   45-49                                                                 $6.00              $4.80
                   50-54                                                                 $6.00              $6.00
                   55-59                                                                 $6.00              $6.00
                   60-64                                                                 $6.00              $6.00
                   65-69                                                                 $6.00              $6.00
                   70-74                                                                 $6.00              $6.00
                   75-80                                                                 $6.00              $6.00

APPENDIX C

Initial Monthly Administrative Charges Per $1,000 of Face Amount

The following describes the Initial Monthly Administrative Charge Per $1,000 of Face Amount that will apply under a Contract as well as under a VUL 1 Contract.

The Contract

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that will apply under a Contract. The specific charge applicable to a Contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at Contract issuance, and, except for Insureds with an Attained Age under 18, the Insured's gender and whether the Insured is a tobacco user or not. For an Insured with an Attained Age under 18, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Tobacco User" or "Non-Tobacco User".

In general, the Initial Monthly Administrative Charge applicable to a Contract will be determined from Table 1. The lower maximum charges shown in Table 2 apply to a Contract with a Face Amount of $500,000 or more, but less than $1,000,000. The lower maximum charges shown in Table 3 apply to a Contract with a Face Amount of $1,000,000 or more.

If the Face Amount is increased, an additional Initial Monthly Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original Contract or added subsequently, an additional Initial Monthly Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and tobacco user or non-tobacco user status on the effective date of the rider will be used.

                                                      TABLE 1
                                          FACE AMOUNTS LESS THAN $500,000
                         Initial Monthly Administrative Charges Per $1,000 of Face Amount

                                   Standard
                                 (Attained Age
        Attained Age               under 18)                     Tobacco User                        Non Tobacco User
        ------------             -------------                   ------------                        ----------------
                             Male          Female             Male          Female                Male            Female
                             ----          ------             ----          ------                ----            ------
             0-4            $0.04          $0.04
             5-9            $0.04          $0.04
            10-14           $0.04          $0.04
            15-17           $0.04          $0.04
            18-24                                            $0.05           $0.05                $0.03            $0.03
            25-29                                            $0.05           $0.05                $0.03            $0.03
            30-34                                            $0.06           $0.06                $0.04            $0.03
            35-39                                            $0.07           $0.06                $0.05            $0.03
            40-44                                            $0.08           $0.07                $0.06            $0.04
            45-49                                            $0.09           $0.07                $0.07            $0.04
            50-54                                            $0.10           $0.08                $0.08            $0.05
            55-59                                            $0.10           $0.08                $0.08            $0.06
            60-64                                            $0.10           $0.08                $0.08            $0.06
            65-69                                            $0.10           $0.08                $0.08            $0.06
            70-74                                            $0.10           $0.08                $0.08            $0.06
            75-79                                            $0.10           $0.08                $0.08            $0.06
            80-86                                            $0.10           $0.08                $0.08            $0.06

                                                      TABLE 2
                              FACE AMOUNTS $500,000 OR MORE, BUT LESS THAN $1,000,000
                         Initial Monthly Administrative Charges Per $1,000 of Face Amount

                                   Standard
                                 (Attained Age
        Attained Age               under 18)                     Tobacco User                        Non Tobacco User
        ------------             -------------                   ------------                        ----------------
                             Male          Female             Male          Female                Male            Female
                             ----          ------             ----          ------                ----            ------
             0-4            $0.01          $0.01
             5-9            $0.01          $0.01
            10-14           $0.01          $0.01
            15-17           $0.01          $0.01
            18-24                                            $0.02           $0.02                $0.01            $0.01
            25-29                                            $0.02           $0.02                $0.01            $0.01
            30-34                                            $0.03           $0.03                $0.02            $0.01
            35-39                                            $0.04           $0.03                $0.02            $0.01
            40-44                                            $0.05           $0.04                $0.03            $0.02
            45-49                                            $0.06           $0.04                $0.04            $0.02
            50-54                                            $0.07           $0.05                $0.06            $0.03
            55-59                                            $0.08           $0.05                $0.07            $0.03
            60-64                                            $0.09           $0.05                $0.08            $0.03
            65-69                                            $0.09           $0.05                $0.08            $0.03
            70-74                                            $0.09           $0.05                $0.08            $0.03
            75-79                                            $0.09           $0.05                $0.08            $0.03
            80-85                                            $0.09           $0.05                $0.08            $0.03

                                                      TABLE 3
                                        FACE AMOUNTS OF $1,000,000 OR MORE
                                 Initial Monthly Charges Per $1,000 of Face Amount

                                   Standard
                                 (Attained Age
        Attained Age               under 18)                     Tobacco User                        Non Tobacco User
        ------------             -------------                   ------------                        ----------------
                             Male          Female             Male          Female                Male            Female
                             ----          ------             ----          ------                ----            ------
             0-4            $0.01          $0.01
             5-9            $0.01          $0.01
            10-14           $0.01          $0.01
            15-17           $0.01          $0.01
            18-24                                            $0.01           $0.01                $0.01            $0.01
            25-29                                            $0.01           $0.01                $0.01            $0.01
            30-34                                            $0.02           $0.02                $0.01            $0.01
            35-39                                            $0.02           $0.02                $0.01            $0.01
            40-44                                            $0.03           $0.02                $0.02            $0.01
            45-49                                            $0.04           $0.02                $0.02            $0.01
            50-54                                            $0.05           $0.03                $0.03            $0.01
            55-59                                            $0.05           $0.03                $0.03            $0.01
            60-64                                            $0.05           $0.03                $0.03            $0.01
            65-69                                            $0.05           $0.03                $0.03            $0.01
            70-74                                            $0.05           $0.03                $0.03            $0.01
            75-79                                            $0.05           $0.03                $0.03            $0.01
            80-85                                            $0.05           $0.03                $0.03            $0.01

VUL 1 Contracts

The following tables include the Initial Monthly Administrative Charge for $1,000 of Face Amount that apply under a VUL 1 contract. The specific charge applicable to a VUL 1 contract at issuance can be determined from the following tables based upon the initial Face Amount, the Insured's Attained Age at contract issuance, and, except for Insureds with an Attained Age under 20, whether the Insured is a smoker or nonsmoker. For an Insured with an Attained Age under 20, reference should be made to the column entitled "Standard" in each table, rather than to the columns entitled "Smoker" or "Nonsmoker".

In general, the Initial Monthly Administrative Charge applicable to a VUL 1 contract is determined from Table 4. The lower charges shown in Table 5 apply to contracts with a Face Amount that equals or exceeds $250,000 at issuance. Subsequent increases in Face Amount that result in a total Free Amount that equals or exceeds $250,000, will qualify for the lower charges shown in Table 5.

If the Face Amount is increased, an additional Initial Monthly Administrative Charge will be calculated for the increase in an amount determined in the same manner as for the initial Face Amount, except that the Insured's Attained Age on the effective date of the increase and the resulting total Face Amount will be used.

If a spouse rider providing life insurance benefits on the Insured's spouse is included in the original contract or added subsequently, an additional Initial Monthly Administrative Charge will be calculated for the spouse rider in an amount determined in the same manner as for the initial Face Amount, except that the spouse's Attained Age and smoker or nonsmoker status on the effective date of the rider will be used. For a spouse with an Attained Age under 20, reference should be made to the column entitled "Standard", rather than to the columns entitled "Smoker" or "Nonsmoker". Spouse riders do not qualify for the lower rates in Table 5.

                                                      TABLE 4
                                        FACE AMOUNTS OF LESS THAN $250,000
                         Initial Monthly Administrative Charges Per $1,000 of Face Amount

        Attained Age at Date of Issuance                  Standard
         or Effective Date of Requested                 (Attained Age
            Increase, As Appropriate                     under 20)                       Smoker            Nonsmoker
-------------------------------------------------------------------------------------------------------------------
                     0-4                                  $0.03
                     5-9                                  $0.03
                   10-14                                  $0.04
                   15-19                                  $0.04
                   20-24                                                                 $0.05              $0.04
                   25-29                                                                 $0.05              $0.04
                   30-34                                                                 $0.06              $0.04
                   35-39                                                                 $0.06              $0.04
                   40-44                                                                 $0.06              $0.05
                   45-49                                                                 $0.07              $0.05
                   50-54                                                                 $0.07              $0.06
                   55-59                                                                 $0.07              $0.06
                   60-64                                                                 $0.07              $0.07
                   65-69                                                                 $0.07              $0.07
                   70-74                                                                 $0.07              $0.07
                   75-80                                                                 $0.07              $0.07

                                                      TABLE 5
                                         FACE AMOUNTS OF $250,000 OR MORE
                         Initial Monthly Administrative Charges Per $1,000 of Face Amount

        Attained Age at Date of Issuance                  Standard
         or Effective Date of Requested                 (Attained Age
            Increase, As Appropriate                     under 20)                       Smoker            Nonsmoker
-------------------------------------------------------------------------------------------------------------------
                     0-4                                  $0.02
                     5-9                                  $0.03
                   10-14                                  $0.03
                   15-19                                  $0.03
                   20-24                                                                 $0.04              $0.03
                   25-29                                                                 $0.04              $0.03
                   30-34                                                                 $0.05              $0.03
                   35-39                                                                 $0.05              $0.03
                   40-44                                                                 $0.05              $0.04
                   45-49                                                                 $0.05              $0.04
                   50-54                                                                 $0.05              $0.05
                   55-59                                                                 $0.05              $0.05
                   60-64                                                                 $0.05              $0.05
                   65-69                                                                 $0.05              $0.05
                   70-74                                                                 $0.05              $0.05
                   75-80                                                                 $0.05              $0.05

[outside back cover page]
The Statement of Additional Information, which is incorporated by reference into this Prospectus, contains additional information about the Contract and the Variable Account. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports for variable products, which provide a discussion of the market conditions and investment strategies that significantly affected the recent performance of each of the Portfolios. You may request a free copy of the Statement of Additional Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-THRIVENT (1-800-847-4836). You also may review information about the Contract, the Variable Account, and the Fund at the Securities and Exchange Commission Web site (www.sec.gov) or at the Public Reference Room of the SEC in Washington, DC. You may get more information about the Public Reference Room by calling 1-202-942-8090. Copies of the information may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102 or by sending an e-mail to publicinfo@sec.gov.

1940 Act File No. 811-4602

TLIC VARIABLE INSURANCE ACCOUNT A

Statement of Additional Information
Dated May 1, 2004

For

Flexible Premium Variable Life Insurance Contract

Issued by

THRIVENT LIFE INSURANCE COMPANY

                                  Operations Center:          Corporate Office:
                                  4321 North Ballard Road     625 Fourth Avenue South
                                  Appleton, WI 54919-0001     Minneapolis, MN 55415-1665
                                  Telephone: 800-THRIVENT     Telephone: 800-THRIVENT
                                  E-mail: mail@thrivent.com   E-mail: mail@thrivent.com

This Statement of Additional Information ("SAI") contains additional information about the flexible premium variable life insurance contract (the "Contract") previously offered by Thrivent Life Insurance Company (formerly Lutheran Brotherhood Variable Insurance Products Company) ("Thrivent Life"). This SAI is not a prospectus and should be read together with the Prospectus for the Contract dated May 1, 2004. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus that is incorporated by reference. A copy of the Prospectus may be obtained at no charge by writing Thrivent Life (attention: Customer Interaction Center) at 4321 North Ballard Road, Appleton, WI 54919, or by calling (800) 847-4836.

TABLE OF CONTENTS

THRIVENT LIFE AND THE VARIABLE ACCOUNT
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
    Entire Contract
    Assignment of Ownership
    Successor Owners
    Rights we Reserve
    Basis of Computations
    Reports to Contract Owners
    Incontestability
    Statements in the Application
    Misstatement of Age or Gender
    Suicide Exclusion
    Accelerated Benefits Rider
PRINCIPAL UNDERWRITER
FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS

THRIVENT LIFE AND THE VARIABLE ACCOUNT

Thrivent Life is a stock life insurance company organized on April 20, 1982 under the laws of the State of Minnesota. We are an indirect subsidiary of Thrivent Financial for Lutherans ("Thrivent Financial"), a fraternal benefit society organized under Wisconsin law. Thrivent Life began operating by its current name on or about June 13, 2003. Prior to that date, Thrivent Life did business as Lutheran Brotherhood Variable Insurance Products Company.

TLIC Variable Insurance Account (the "Variable Account") is a separate account of ours, which was established on November 24, 1984. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract

Your entire insurance contract is comprised of:

  the Contract including any attached riders, endorsements or amendments; and
  the application attached to the Contract, including any applications for increase in Face Amount.

Assignment of Ownership

You may assign your Contract by sending a Written Notice, in good order, to our operations center any time before the death of the Insured. You may assign the Contract as collateral security for a loan or other obligation. This may limit your rights to the cash value and the Beneficiary's rights to the benefit. Any Contract loan obtained before an assignment is recorded at our operations center has priority over the assignment. To assign your Contract as collateral for a loan, you must send a Written Notice to our operations center. We will give you a special form to make any assignment requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your Written Notice, or the date we receive it in good order at our operations center if no date appears on the Written Notice. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. See "Federal Tax Matters" in the Prospectus for more information.

The interest of any Beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Contract or any agreement for a reduction in benefits shall have priority over the interest of any Contract Owner, Beneficiary or collateral assignee under the Contract.

Successor Owners

If you are the owner of the Contract but you are not the Insured, you should name a successor owner who will become the owner if you die before the Insured. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a Written Notice to our operations center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your Written Notice or the date we receive it, in good order, at our operations center if no date appears on the Written Notice. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Reports to Contract Owners

At least once each Contract Year, we will send you a report concerning the status of your Contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will send confirmation notices during the year reflecting certain Contract transactions.

Upon request, we will send you an illustration of hypothetical values for the Contract. We may charge a reasonable fee for each illustration requested.

Incontestability

We will not contest the validity of the Contract after it has been in effect, during the lifetime of the Insured, for two years from the Date of Issue. We will not contest the validity of an increase in Face Amount after it has been in effect, during the lifetime of the Insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the Contract for more details.

Misstatement of Age or Gender

The values of the Contract are based on the Insured's age and gender. If the date of birth or gender shown on the application is wrong, the Death Benefit and/or the Accumulated Value will be adjusted to the amount that would be provided by the most recent cost of insurance rates at the correct age or gender.

Suicide

If the Insured dies by suicide within two years (or such shorter period provided by applicable state law) from the Date of Issue, we will pay an amount equal to premiums paid, less any partial surrenders (and partial surrender charges) and Contract Debt. If the Insured commits suicide within two years after the effective date of any increase in Face Amount requiring evidence of insurability (or such shorter period required by applicable state law), the amount we will pay with respect to the increase will be only an amount equal to the Monthly Deductions previously made for the increase.

Accelerated Benefits Rider

Under certain circumstances, the Accelerated Benefits Rider allows a Contract Owner residing in a state that has approved such rider to receive benefits from the Contract that would be otherwise payable upon the death of the Insured. The benefit may vary state-by-state.

The Accelerated Benefits Rider allows you to elect an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The benefits paid under the Accelerated Benefits Rider are available when we have received Written Notice request and proof satisfactory (a certification by a doctor) that the Insured has a life expectancy of 12 months or less (or such shorter period provided by applicable state law), or has been confined in a nursing home due to a condition which usually requires continuous confinement, for at least 6 consecutive months and confinement is expected to continue for the lifetime of the Insured. The amount of the benefit will always be less than the Death Benefit, but will generally be greater than the Contracts' Accumulated Value.

We will determine the amount available as an accelerated benefit. All or part of the eligible amount may be accelerated under the Accelerated Benefits Rider. The benefit payable for any person must be at least $10,000, or if smaller, that person's entire eligible amount. If the entire amount is paid, the Contract will terminate. If only a portion of the eligible amount is paid, the Contract will remain in force. The amount of insurance, the Loan Amount and Accumulated Value of the Contract will be reduced by the same percentage as the percentage of the eligible amount received under the Accelerated Benefits Rider. The benefit will be paid in a lump sum, unless otherwise agreed to by us. You may instead elect to have the benefit paid in equal periodic payments over a fixed period, and the minimum periodic payment must be at least $500. If the Insured dies before all periodic payments have been made, we will pay the beneficiary the present value of the remaining payments, based on the same interest rate as that used to determine the periodic payments. In Connecticut, periodic payments may be elected only if the Insured has a life expectancy of less than one year.

There is no charge for adding the benefit to the Contract. However, an administrative fee (not to exceed $150) will be charged at the time the benefit is paid. We agree that unless otherwise required by law, no benefit will be paid if the Contract Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. In addition, receipt of payment of the Accelerated Benefits rider may affect eligibility for government sponsored benefits programs, including Medicaid. We can furnish details about the amount of the Accelerated Benefits Rider available to an eligible Contract Owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire amount eligible for payment is paid. The tax treatment of benefits paid under the Accelerated Benefits Rider is currently uncertain. See "FEDERAL TAX MATTERS-Contract Proceeds-Benefits Paid under the Accelerated Benefits Rider".

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. ("Thrivent Investment Mgt."), a wholly-owned, indirect subsidiary of Thrivent Financial, serves as the principal underwriter of the Contract pursuant to a Principal Underwriting and Servicing Agreement to which Thrivent Investment Mgt. and Thrivent Life, on behalf of itself and the separate account, are parties. Prior to July 1, 2002, Thrivent Financial Investor Services Inc. ("TFISI"), another wholly-owned subsidiary of Thrivent Financial, served as the principal underwriter of the Contract. The Contract is no longer sold. Thrivent Life paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, of Thrivent Investment Mgt. and TFISI retained $0.

                2001                    2002                    2003
             $1,582,454               $993,264                $245,347

FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS

The financial statements of TLIC Variable Insurance Account A at December 31, 2003 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Life at December 31, 2003 and 2002, and for the years then ended, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, and for the year ended December 31, 2001, by PricewaterhouseCoopers LLP, independent accountants, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The financial statements of Thrivent Life included in this SAI and registration statement should be considered as bearing only upon the ability of Thrivent Life to meet its obligations under the contracts. The value of the interests of owners and beneficiaries under the contracts are affected primarily by the investment results of the subaccounts of the variable accounts.

Report of Independent Auditors

The Board of Directors and Contractholders
Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of TLIC Variable Insurance Account A (the Account) (comprising, respectively, the Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, Income, and Money Market Subaccounts) as of December 31, 2003, and the related statements of operations and changes in net assets for each of the periods indicated herein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the affiliated transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the TLIC Variable Insurance Account A at December 31, 2003, and the results of their operations and changes in their net assets for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
ERNST & YOUNG LLP

Minneapolis, Minnesota
March 19, 2004

Report of Independent Accountants

To the Board of Directors and Stockholder of
Thrivent Life Insurance Company:

In our opinion, the statements of operations, of stockholder's equity and of cash flows for the year ended December 31, 2001 (appearing in this Post-Effective Amendment No. 31 to the registration statement on Form N-6) present fairly, in all material respects, the results of operations and cash flows of Thrivent Life Insurance Company (formerly Lutheran Brotherhood Variable Insurance Products Company) (the "Company") for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Minneapolis, Minnesota
March 1, 2002

                                                 TLIC VARIABLE INSURANCE ACCOUNT A
                                                Statements of Assets and Liabilities

                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------
                                                          Opportunity           Mid Cap             World
                                                            Growth              Growth             Growth              Growth
As of December 31, 2003                                   Subaccount          Subaccount         Subaccount          Subaccount
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                                  $     11,407,502   $      12,375,655    $    11,753,458       $ 104,902,486
                                                       -----------------------------------------------------------------------------
     Total Assets                                             11,407,502          12,375,655         11,753,458         104,902,486

     Total Liabilities                                                 -                   -                  -                   -
                                                       -----------------------------------------------------------------------------
Net Assets                                                  $ 11,407,502        $ 12,375,655       $ 11,753,458       $ 104,902,486
                                                       =============================================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period                            $ 11,407,502        $ 12,375,655       $ 11,753,458       $ 104,902,486
                                                       -----------------------------------------------------------------------------
     Net Assets                                             $ 11,407,502        $ 12,375,655       $ 11,753,458       $ 104,902,486
                                                       =============================================================================

Accumulation units outstanding                                 1,074,677             839,724            966,023           2,063,992
Unit Value                                                        $10.61              $14.74             $12.17              $50.83

Series funds, at cost                                       $ 12,629,197        $ 13,034,660       $ 12,735,003        $ 138,009,665
Series funds shares owned                                      1,153,286             945,941          1,106,364            7,614,928

                                                       ---------------------------------------------------------
                                                       ---------------------------------------------------------
                                                             High                                   Money
                                                             Yield              Income             Market
As of December 31, 2003                                   Subaccount          Subaccount         Subaccount
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Assets:
Series funds, at value                                  $     27,892,237   $      22,777,403    $     5,691,148
                                                       ---------------------------------------------------------
     Total Assets                                             27,892,237          22,777,403          5,691,148

     Total Liabilities                                                 -                   -                  -
                                                       ---------------------------------------------------------
Net Assets                                                  $ 27,892,237        $ 22,777,403        $ 5,691,148
                                                       =========================================================

Net Assets Applicable to Contract Holders:
Contracts in accumulation period                            $ 27,892,237        $ 22,777,403        $ 5,691,148
                                                       ---------------------------------------------------------
     Net Assets                                             $ 27,892,237        $ 22,777,403        $ 5,691,148
                                                       =========================================================

Accumulation units outstanding                                   941,665             706,612          2,715,515
Unit Value                                                        $29.62              $32.23              $2.10

Series funds, at cost                                       $ 43,287,097        $ 21,931,053        $ 5,691,148
Series funds shares owned                                      5,425,450           2,233,101          5,691,148

                       The accompanying notes are an integral part of these financial statements.

         TLIC VARIABLE INSURANCE ACCOUNT A
             Statements of Operations

                                                     --------------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------------
                                                         Opportunity          Mid Cap               World
                                                           Growth              Growth              Growth               Growth
For the year ended December 31, 2003                     Subaccount          Subaccount          Subaccount           Subaccount
-------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------

Dividend income                                                  $ -                 $ -           $ 142,214            $ 486,809
Mortality and expense risk charges                           (56,305)            (61,221)            (58,748)            (554,654)
                                                  --------------------------------------------------------------------------------
     Net Investment Income(Loss)                             (56,305)            (61,221)             83,466              (67,845)

Net Realized and Unrealized Gain(Loss)
  on Investments
Net realized gain(loss) on investments                      (346,420)           (304,336)           (313,359)          (3,557,987)
Change in unrealized appreciation(depreciation)
  of investments                                           3,744,435           3,454,360           2,985,043           27,907,526
                                                  --------------------------------------------------------------------------------
     Net Gain(Loss) on Investments                         3,398,015           3,150,024           2,671,684           24,349,539
                                                  --------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations       $ 3,341,710         $ 3,088,803         $ 2,755,150         $ 24,281,694
                                                  ================================================================================

                                                     -----------------------------------------------------------
                                                     -----------------------------------------------------------
                                                            High                                    Money
                                                           Yield               Income              Market
For the year ended December 31, 2003                     Subaccount          Subaccount          Subaccount
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Dividend income                                          $ 2,319,232         $ 1,034,878            $ 51,974
Mortality and expense risk charges                          (154,391)           (139,015)            (37,290)
                                                  -----------------------------------------------------------
     Net Investment Income(Loss)                           2,164,841             895,863              14,684

Net Realized and Unrealized Gain(Loss)
  on Investments
Net realized gain(loss) on investments                    (1,889,749)             79,007                   -
Change in unrealized appreciation(depreciation)
  of investments                                           5,856,868             772,139                   -
                                                  -----------------------------------------------------------
     Net Gain(Loss) on Investments                         3,967,119             851,146                   -
                                                  -------------------------------------------------------------
Net Change in Net Assets Resulting from Operations       $ 6,131,960         $ 1,747,009            $ 14,684
                                                  =============================================================

                     The accompanying notes are an integral part of these financial statements.

                                              TLIC VARIABLE INSURANCE ACCOUNT A
                                            Statements of Changes in Net Assets

                                      ----------------------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------------------
                                           Opportunity Growth                Mid Cap Growth                   World Growth
                                               Subaccount                      Subaccount                      Subaccount
For the years ended                    12/31/2003      12/31/2002      12/31/2003      12/31/2002      12/31/2003     12/31/2002
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                $ (56,305)      $ (33,683)      $ (61,221)      $ (44,776)      $ 83,466       $ (11,070)
Net realized gain(loss) from
  investment transactions                   (346,420)       (358,724)       (304,336)       (323,566)      (313,359)       (303,928)
Change in unrealized appreciation
  (depreciation) of investments            3,744,435      (3,438,816)      3,454,360      (2,698,615)     2,985,043      (1,699,100)
                                      ----------------------------------------------------------------------------------------------
     Net Change in Net Assets
      Resulting from Operations            3,341,710      (3,831,223)      3,088,803      (3,066,957)     2,755,150      (2,014,098)

Unit Transactions
Proceeds from units issued                 1,360,896       1,508,993       1,367,342       1,520,616      1,305,749       1,603,132
Net asset value of units redeemed         (1,269,564)     (1,216,651)     (1,288,376)     (1,230,072)    (1,359,830)     (1,317,896)
Transfers between subaccounts
  including fixed account                   (107,797)       (284,457)        527,178         353,512       (145,595)       (124,958)
                                      ----------------------------------------------------------------------------------------------
     Net Change in Net Assets
       from Unit Transactions                (16,465)          7,885         606,144         644,056       (199,676)        160,278
                                      ----------------------------------------------------------------------------------------------
Net Change in Net Assets                   3,325,245      (3,823,338)      3,694,947      (2,422,901)     2,555,475      (1,853,820)

Net Assets Beginning of Period             8,082,257      11,905,595       8,680,708      11,103,609      9,197,983      11,051,803
                                      ----------------------------------------------------------------------------------------------
Net Assets End of Period                $ 11,407,502     $ 8,082,257    $ 12,375,655     $ 8,680,708   $ 11,753,458     $ 9,197,983
                                      ==============================================================================================

                                                ----------------------------------------------------------------
                                                ----------------------------------------------------------------
                                                            Growth                        High Yield
                                                           Subaccount                      Subaccount
For the years ended                               12/31/2003      12/31/2002      12/31/2003      12/31/2002
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                           $ (67,846)      $ (14,552)    $ 2,164,841     $ 2,756,668
Net realized gain(loss) from investment
   transactions                                      (3,557,987)     (4,866,163)     (1,889,749)     (2,289,218)
Change in unrealized appreciation(depreciation)
   of investments                                    27,907,526     (33,125,934)      5,856,868      (2,937,722)
                                                ----------------------------------------------------------------
     Net Change in Net Assets Resulting from
       Operations                                    24,281,693     (38,006,649)      6,131,960      (2,470,272)

Unit Transactions
Proceeds from units issued                            8,286,750       9,237,805       2,392,750       2,639,508
Net asset value of units redeemed                   (10,053,619)    (11,647,186)     (3,304,925)     (3,226,317)
Transfers between subaccounts including fixed
   account                                           (1,153,913)     (3,171,020)       (403,459)     (1,101,417)
                                                ----------------------------------------------------------------
     Net Change in Net Assets from Unit
       Transactions                                  (2,920,782)     (5,580,401)     (1,315,634)     (1,688,226)
                                                ----------------------------------------------------------------
Net Change in Net Assets                             21,360,911     (43,587,050)      4,816,325      (4,158,498)

Net Assets Beginning of Period                       83,541,575     127,128,625      23,075,912      27,234,410
                                                ----------------------------------------------------------------
Net Assets End of Period                          $ 104,902,486    $ 83,541,575    $ 27,892,237    $ 23,075,912
                                                ================================================================

                                                ----------------------------------------------------------------
                                                ----------------------------------------------------------------
                                                             Income                       Money Market
                                                           Subaccount                      Subaccount
For the years ended                               12/31/2003      12/31/2002      12/31/2003      12/31/2002
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income(loss)                           $ 895,863     $ 1,011,786        $ 14,684        $ 49,364
Net realized gain(loss) from investment transactions     79,007         (14,646)              -               -
Change in unrealized appreciation(depreciation)
   of investments                                       772,139          87,915               -               -
                                                ----------------------------------------------------------------
     Net Change in Net Assets Resulting from
       Operations                                     1,747,009       1,085,055          14,684          49,364

Unit Transactions
Proceeds from units issued                            1,606,711       1,744,942         802,372         759,971
Net asset value of units redeemed                    (3,099,627)     (2,801,349)     (1,321,501)     (1,525,754)
Transfers between subaccounts including fixed
   account                                              151,223       1,419,693          95,550       1,738,521
                                                ----------------------------------------------------------------
     Net Change in Net Assets from Unit
      Transactions                                   (1,341,693)        363,286        (423,579)        972,738
                                                ----------------------------------------------------------------
Net Change in Net Assets                                405,316       1,448,341        (408,895)      1,022,102

Net Assets Beginning of Period                       22,372,087      20,923,746       6,100,043       5,077,941
                                                ----------------------------------------------------------------
Net Assets End of Period                           $ 22,777,403    $ 22,372,087     $ 5,691,148     $ 6,100,043
                                                ================================================================

          The accompanying notes are an integral part of these financial statements.

TLIC Variable Insurance Account A
Notes to Financial Statements
December 31, 2003

(1) ORGANIZATION

The TLIC Variable Insurance Account A (the Variable Account), formerly known as LBVIP Variable Insurance Account, is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Life Insurance Company
(TLIC). TLIC offers financial services to Lutherans and through its parent , Thrivent Financial Holdings, Inc., a wholly owned subsidiary of Thrivent Financial for Lutherans (Thrivent Financial), a fraternal benefit society.  The Variable Account contains seven subaccounts each of which invests in a corresponding portfolio of the LB Series Fund, Inc. (the Fund) as follows:

Subaccount                                   Series
----------                                   ------
Opportunity Growth                           LB Series Fund, Inc. - Opportunity Growth Portfolio
Mid Cap Growth                               LB Series Fund, Inc. - Mid Growth Portfolio
World Growth                                 LB Series Fund, Inc. - World Growth Portfolio
Growth                                       LB Series Fund, Inc. - Growth Portfolio
High Yield                                   LB Series Fund, Inc. - High Yield Portfolio
Income                                       LB Series Fund, Inc. - Income Portfolio
Money Market                                 LB Series Fund, Inc. - Money Market Portfolio

The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

The Variable Account is used to fund flexible premium variable life ("Variable Universal Life") insurance contracts issued by TLIC.  Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of TLIC .  The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of TLIC.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the
Fund. The cost of shares sold and redeemed is determined on the average cost method.  Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Life is taxed as a life insurance company and includes its single premium variable life insurance operations in its tax return.  Under existing federal income tax law, no income taxes are payable with respect to any investment income of the accounts to the extent the earnings are credited under the contracts.  Based on this, Thrivent Life anticipates no tax liability resulting from operations of the Variable Account and no provision for income taxes has been charged against the
Variable Account.  Thrivent Life will periodically review the status of this policy in the event of changes in the tax law and reserves the right to charge for taxes in the future.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by TLIC less deductions for sales distribution expenses of 3% and premium taxes of 2% of the gross contract premium.

A monthly charge is deducted from the cash value of the contract by TLIC for the cost of insurance, insurance administration of the contract and the cost of any optional benefits added by riders.  This charge is deducted by redeeming units of the subaccounts of the Variable Account.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate TLIC for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 0.6% of the average daily net assets of the Variable Account.

A charge is deducted from the cash value of the contract to compensate TLIC for certain selling and administrative expenses if:
(1) within the first fifteen years a contract is in force, it is surrendered or lapses, or (2) a contract owner requests a decrease in the face amount either within the first fifteen years a contract is in force, or within fifteen years after a requested increase in face amount.  The charge remains at a level amount during the first five years of the applicable fifteen year period, and then is reduced on a monthly basis by equal amounts until the decrease charge is zero after fifteen years.  This charge is deducted by redeeming units of the subaccounts of the Variable Account.

Additionally, during the year ended December 31, 2003, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund.  The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

                        % of Average                                            % of Average
Subaccount               Net Assets                        Subaccount           Net Assets
-------------------------------------                      ---------------------------------
-------------------------------------                      ---------------------------------
Opportunity Growth             0.40%                       High Yield                 0.40%
Mid Cap Growth                 0.40%                       Income                     0.40%
World Growth                   0.85%                       Money Market               0.40%
Growth                         0.40%

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

                                                                     Subaccounts
                     -------------------------------------------------------------------------------------------------------------
                     -------------------------------------------------------------------------------------------------------------
                     Opportunity         Mid Cap             World                            High                       Money
                        Growth           Growth             Growth             Growth        Yield         Income        Market
                     -------------     ------------     ----------------    -------------  -----------   -----------   -----------
                     -------------     ------------     ----------------    -------------  -----------   -----------   -----------

Units outstanding at
 December 31, 2001      1,076,355          747,877              972,780        2,257,619    1,062,255       735,972     2,450,328
  Units issued            267,467          266,239              255,129          357,638      184,612       187,140     1,890,621
  Units redeemed         (266,396)        (218,286)            (241,458)        (483,191)    (255,653)     (174,492)   (1,423,478)
                     -------------     ------------     ----------------    -------------  -----------   -----------   -----------

Units outstanding at
 December 31, 2002      1,077,426          795,830              986,451        2,132,066      991,214       748,620     2,917,471
  Units issued            245,195          265,399              204,267          309,179      160,171       138,379     1,288,152
  Units redeemed         (247,944)        (221,505)            (224,695)        (377,253)    (209,720)     (180,387)   (1,490,108)
                     -------------     ------------     ----------------    -------------  -----------   -----------   -----------

Units outstanding at
 December 31, 2003      1,074,677          839,724              966,023        2,063,992      941,665       706,612     2,715,515
                     =============     ============     ================    =============  ===========   ===========   ===========

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the LB Series Fund, Inc. were as follows:

                                                                     Subaccounts
                     -------------------------------------------------------------------------------------------------------------
                     -------------------------------------------------------------------------------------------------------------
                     Opportunity         Mid Cap             World                            High                       Money
                        Growth           Growth             Growth             Growth        Yield         Income        Market
                     -------------     ------------     ----------------    -------------  -----------   -----------   -----------
                     -------------     ------------     ----------------    -------------  -----------   -----------   -----------

For the year ended
 December 31, 2003
  Purchases              $816,943       $1,648,881             $809,900       $3,538,027   $3,506,812    $2,477,618    $1,501,720
  Sales                   889,713        1,103,958              926,110        6,526,655    2,657,606     2,923,448     1,910,615

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the three years in the period ended December 31, 2003, follows:

Subaccount                         2003             2002             2001
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Opportunity Growth
Units                              1,074,677        1,077,427        1,076,355
Unit value                            $10.61            $7.50           $11.06
Net assets                       $11,407,502       $8,082,257      $11,900,000
Ratio of expenses to net assets (a)     0.60%          0.60%          0.60%
Investment income ratio (b)             0.00%          0.26%          0.32%
Total Return (c)                       41.50%        (32.19) %        (18.51) %

Mid Cap Growth
Units                                839,724          795,830          747,877
Unit value                            $14.74           $10.91           $14.85
Net assets                       $12,375,655       $8,680,708      $11,100,000
Ratio of expenses to net assets (a)     0.60%          0.60%          0.60%
Investment income ratio (b)             0.00%          0.15%          0.43%
Total Return (c)                       35.11%        (26.53) %        (20.23) %

World Growth
Units                                966,023          986,451          972,780
Unit value                            $12.17            $9.32           $11.36
Net assets                       $11,753,458       $9,197,983      $11,051,803
Ratio of expenses to net assets (a)     0.60%          0.60%          0.60%
Investment income ratio (b)             1.45%          0.52%          0.38%
Total Return (c)                       30.49%        (17.93) %        (21.51) %

Growth
Units                              2,063,993        2,132,066        2,257,619
Unit value                            $50.83           $39.18           $56.31
Net assets                      $104,902,486      $83,541,575     $127,128,625
Ratio of expenses to net assets (a)     0.60%          0.60%          0.60%
Investment income ratio (b)             0.53%          0.61%          0.23%
Total Return (c)                       29.71%        (30.42) %        (19.62) %

High Yield
Units                                941,665          991,215        1,062,255
Unit value                            $29.62           $23.28           $25.64
Net assets                       $27,892,237      $23,075,912      $27,234,410
Ratio of expenses to net assets (a)     0.60%          0.60%          0.60%
Investment income ratio (b)             9.01%         12.37%         12.99%
Total Return (c)                       27.23%         (9.19) %         (4.18) %

Income
Units                                706,612          748,620          735,972
Unit value                            $32.23           $29.88           $28.43
Net assets                       $22,777,403      $22,372,087      $20,923,746
Ratio of expenses to net assets (a)     0.60%          0.60%          0.60%
Investment income ratio (b)             4.47%          5.73%          6.13%
Total Return (c)                        7.86%          5.11%          6.73%

Money Market
Units                              2,715,513        2,917,471        2,450,328
Unit value                             $2.10            $2.09            $2.07
Net assets                        $5,691,148       $6,100,043       $5,077,941
Ratio of expenses to net assets (a)     0.60%          0.60%          0.60%
Investment income ratio (b)             0.84%          1.64%          3.79%
Total Return (c)                        0.24%          0.90%          3.38%

(a)  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only  those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)  These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and
     expenses assessed through the the reduction of unit values.   These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of the investment option in the variable account.

Thrivent Life Insurance Company

Financial Statements

For the Years Ended December 31, 2003, 2002 and 2001

Report of Independent Auditors

The Board of Directors
Thrivent Life Insurance Company

We have audited the accompanying balance sheets of Thrivent Life Insurance Company (Thrivent Life) as of December 31, 2003 and 2002, and the related statements of operations, stockholder's equity and cash flows for the two years then ended. These financial statements are the responsibility of Thrivent Life's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statements of operations, stockholder's equity and cash flows for the year ended December 31, 2001 were audited by other auditors whose report dated March 1, 2002, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2003 and 2002 financial statements referred to above present fairly, in all material respects, the financial position of Thrivent Life at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
ERNST & YOUNG LLP

Minneapolis, Minnesota
January 28, 2004

Thrivent Life Insurance Company
Balance Sheets
December 31, 2003 and 2002
(dollars in thousands)

                                                                               2003                 2002
                                                                         -----------------    -----------------

Assets
  Fixed maturity securities, at fair value                                   $ 989,448            $ 772,745
  Equity securities, at fair value                                               3,002                    -
  Contract loans                                                                12,841               14,356
  Short-term investments                                                         5,020               20,653
  Amounts due from broker                                                          135               14,668
                                                                         -----------------    -----------------
    Total investments                                                        1,010,446              822,422

  Cash and cash equivalents                                                     22,969               28,083
  Accrued investment income                                                     10,192                6,456
  Receivables                                                                   16,394               15,590
  Deferred acquisition costs                                                   130,560              110,742
  Other assets                                                                      64                   40
  Assets held in separate accounts                                           2,775,278            2,566,420
                                                                         -----------------    -----------------
Total Assets                                                               $ 3,965,903          $ 3,549,753
                                                                         =================    =================

Liabilities
  Future contract benefits                                                   $ 183,269            $ 180,631
  Contractholder funds                                                         680,653              504,888
  Unpaid claims and claim expenses                                              16,113                9,407
  Amounts due to brokers                                                        16,231               54,882
  Other liabilities                                                             77,524               47,491
  Liabilities related to separate accounts                                   2,775,278            2,562,997
                                                                         -----------------    -----------------
Total Liabilities                                                            3,749,068            3,360,296

Stockholder's Equity
  Common stock                                                                   5,000                5,000
  Additional paid-in capital                                                    90,800               90,800
  Retained earnings                                                            112,205               84,548
  Accumulated other comprehensive income                                         8,830                9,109
                                                                         -----------------    -----------------
Total Stockholder's Equity                                                     216,835              189,457
                                                                         -----------------    -----------------
Total Liabilities and Stockholder's Equity                                 $ 3,965,903          $ 3,549,753
                                                                         =================    =================

The accompanying notes are an integral part of these financial statements.

Thrivent Life Insurance Company
Statements of Operations
For the Years Ended December 31, 2003, 2002 and 2001
(dollars in thousands)

                                                               2003              2002              2001
                                                          ----------------  ----------------  ----------------

Revenues
Premiums                                                      $ 16,077          $ 31,556          $ 39,485
Net investment income                                           43,245            32,763            28,864
Realized investment gains (losses), net                          5,023             6,264               (11)
Contract charges                                                40,572            47,639            58,415
                                                          ----------------  ----------------  ----------------
Total Revenues                                                 104,917           118,222           126,753

Benefits and Expenses
Contract claims and other benefits                              27,189            31,317            20,165
Increase in contract reserves                                      124            25,131            33,133
Interest credited                                               30,287            18,622            15,377
                                                          ----------------  ----------------  ----------------
  Total benefits                                                57,600            75,070            68,675

Underwriting, acquisition and insurance expenses                13,281            19,296            24,180
Amortization of deferred acquisition costs                      (7,086)           35,844            36,970
                                                          ----------------  ----------------  ----------------
  Total expenses                                                 6,195            55,140            61,150
                                                          ----------------  ----------------  ----------------
                                                          ----------------  ----------------  ----------------
Total Benefits and Expenses                                     63,795           130,210           129,825
                                                          ----------------  ----------------  ----------------

Income (Loss) Before Income Taxes                               41,122           (11,988)           (3,072)

Income tax expense(benefit)                                     13,465            (5,692)           (2,425)
                                                          ----------------  ----------------  ----------------

Net Income (Loss)                                             $ 27,657          $ (6,296)         $   (647)
                                                          ================  ================  ================

The accompanying notes are an integral part of these financial statements.

Thrivent Life Insurance Company
Statements of Stockholder's Equity
For the Years Ended December 31, 2003, 2002 and 2001
(dollars in thousands)

                                                                                           Accumulated
                                                         Additional                           Other
                                            Common        Paid-in         Retained      Comprehensive
                                             Stock        Capital         Earnings           Income            Total
                                          ------------ --------------- ---------------- ------------------ ---------------

  Balance, December 31, 2000               $  5,000       $ 100,800        $ 91,491          $ 2,252          $ 199,543
  Comprehensive Income:
    Net loss                                      -               -            (647)               -               (647)
    Other comprehensive income                    -               -               -            3,144              3,144
                                                                                                           ---------------
      Total comprehensive income                                                                                  2,497
    Return of capital                             -         (10,000)              -                -            (10,000)
                                          ------------ --------------- ---------------- ------------------ ---------------
  Balance, December 31, 2001                  5,000          90,800          90,844            5,396            192,040
  Comprehensive Income (Loss):
    Net loss                                      -               -          (6,296)               -             (6,296)
    Other comprehensive income                    -               -               -            3,713              3,713
                                                                                                           ---------------
    Total comprehensive loss                                                                                     (2,583)
                                          ------------ --------------- ---------------- ------------------ ---------------
  Balance, December 31, 2002                  5,000          90,800          84,548            9,109            189,457
  Comprehensive Income:
    Net income                                    -               -          27,657                -             27,657
    Other comprehensive loss                      -               -               -             (279)              (279)
                                                                                                           ---------------
      Total comprehensive income                                                                                 27,378
                                          ------------ --------------- ---------------- ------------------ ---------------
                                          ------------ --------------- ---------------- ------------------ ---------------
  Balance, December 31, 2003              $   5,000        $ 90,800       $ 112,205          $ 8,830        $    216,835
                                          ============ =============== ================ ================== ===============

The accompanying notes are an integral part of these financial statements.

Thrivent Life Insurance Company
Statements of Cash Flows
For the Years Ended December 31, 2003, 2002 and 2001
(dollars in thousands)

                                                            2003               2002               2001
                                                      -----------------  -----------------  ------------------

Operating Activities
Net Income (loss)                                         $ 27,657         $   (6,296)         $     (647)
Adjustments to reconcile net income (loss)
  to net cash provided by operating activities:
    Change in contract liabilities and accruals              9,344             26,274              32,334
    Change in contractholder funds                         189,236            214,574              59,606
    Change in deferred acquisition costs                   (19,228)            25,680              23,502
    Realized investment (gains) losses, net                 (5,023)            (6,264)                 11
    Changes in other assets and liabilities                 32,676             (6,886)             (7,739)
                                                      -----------------  -----------------  ------------------
Net Cash Provided by Operating Activities                  234,662            247,082             107,067

Investing Activities
Proceeds from sales, maturities or repayments
  of fixed maturity securities                             537,523            328,176              85,168
Cost of fixed maturity securities acquired                (757,950)          (575,170)           (172,200)
Sales of short-term investments, net                        15,633              2,620              50,114
Contract loans repaid (issued), net                          1,515                790              (1,226)
Other, net                                                 (23,026)             4,878             (10,000)
                                                      -----------------  -----------------  ------------------
Net Cash Used in Investing Activities                     (226,305)          (238,706)            (48,144)

Financing Activities
Universal life and investment contract receipts             12,813             62,548               9,968
Universal life and investment contract
  withdrawals                                              (26,284)           (46,198)            (21,337)
Return of capital                                                -                  -             (10,000)
                                                      -----------------  -----------------  ------------------
Net Cash Provided by (Used in)
     Financing Activities                                  (13,471)            16,350             (21,369)
                                                      -----------------  -----------------  ------------------

Net Change in Cash and Cash Equivalents                     (5,114)            24,726              37,554
Cash and Cash Equivalents, beginning of year                28,083              3,357             (34,197)
                                                      -----------------  -----------------  ------------------

Cash and Cash Equivalents, end of year                    $ 22,969           $ 28,083             $ 3,357
                                                      =================  =================  ==================

The accompanying notes are an integral part of these financial statements.

Thrivent Life Insurance Company
Notes to Financial Statements
December 31, 2003

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations
Thrivent Life Insurance Company ("Thrivent Life"), formerly known as Lutheran Brotherhood Variable Insurance Products Company, offers primarily variable life insurance and variable annuity products to its customers. Thrivent Life, together with its ultimate parent, Thrivent Financial for Lutherans ("Thrivent Financial"), a fraternal benefit society, provides financial products and services to its members through a network of career financial associates. Thrivent Life is licensed to sell business in 42 states throughout the United States.

Significant Accounting Policies
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The significant accounting practices used in preparation of the financial statements are summarized as follows:

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments
Fixed maturity securities: Thrivent Life's fixed maturity securities portfolio is classified as available-for-sale and carried at fair value. Discounts or premiums on the securities are amortized over the term of the securities using the effective interest method.

Equity securities: Thrivent Life's equity securities portfolio is classified as available-for-sale and carried at fair value.

Contract loans: Contract loans are generally carried at their aggregate unpaid balances. Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value.

Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of stockholder's equity.

Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using the average cost method. Thrivent Life periodically reviews its securities portfolios for issues that may have impairments that are other than temporary. Factors considered in this evaluation include the fair value of the security, the duration of any decline in value, the credit quality of the issuer and other available information. Investments that decline in value below cost on other than a temporary basis are written down to fair value as a component of realized investment losses.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

These costs are primarily amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Life, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Statements of Operations.

Contract Liabilities and Accruals
Reserves for future contract benefits for limited-payment contracts are determined using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Contractholder Funds
Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits
Considerations for limited-payment contracts are recognized as premium when received. Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

Income Taxes
Thrivent Life files a consolidated federal income tax return with its parent company, Thrivent Financial Holdings, Inc. ("Holdings"). The federal income taxes are recognized on a separate-return basis, whereby the federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws, in accordance with a tax-sharing agreement with Holdings.

Reclassifications
Certain prior year balances have been reclassified to conform to the current year presentation.

Note 2. Investments

Fixed maturity securities
The amortized cost and fair value of Thrivent Life's investment in fixed maturity securities is summarized as follows (dollars in thousands):

                                            Amortized                Gross Unrealized                Fair
December 31, 2003                             Cost              Gains             Losses             Value
                                         ----------------   ---------------   ---------------   ----------------

Loan-backed obligations of U.S.
  Government corporations
  and agencies                             $ 316,238           $  3,015         $     (1)          $ 319,252

U.S. Treasury securities and non-
  loan-backed obligations of U.S.
  Government corporations and
  agencies                                   106,593              4,726                -             111,319
Corporate and other bonds                    468,490             18,584           (3,537)            483,537
Mortgage & asset-backed securities            74,337              1,003                -              75,340
                                         ----------------   ---------------   ---------------   ----------------
  Total fixed maturity securities          $ 965,658           $ 27,328         $ (3,538)          $ 989,448
                                         ================   ===============   ===============   ================

                                            Amortized                Gross Unrealized                 Fair
December 31, 2002                              Cost              Gains            Losses             Value
                                         ----------------   ---------------   ---------------   ----------------

Loan-backed obligations of U.S.
  Government corporations
  and agencies                             $ 256,360           $  5,968         $      -           $ 262,328

U.S. Treasury securities and non-
  loan-backed obligations of U.S.
  Government corporations and
  agencies                                   198,274             11,870                -             210,144
Corporate and other bonds                    248,329              9,853             (937)            257,245
Mortgage & asset-backed securities            42,327                701                -              43,028
                                         ----------------   ---------------   ---------------   ----------------
  Total fixed maturity securities          $ 745,290           $ 28,392         $   (937)          $ 772,745
                                         ================   ===============   ===============   ================

The fair value of fixed maturity securities for which an unrealized loss has been recognized for less than twelve months totaled $206 million at December 31, 2003. The unrealized loss related to these securities was $3 million at December 31, 2003. The fair value of fixed maturity securities for which an unrealized loss has been recognized for greater than twelve months totaled $12 million at December 31, 2003. The unrealized loss related to these securities was $0.5 million at December 31, 2003.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2003 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (dollars in thousands).

                                                                            Amortized              Fair
                                                                               Cost               Value
                                                                         -----------------   -----------------

Due in one year or less                                                    $  25,023           $  25,487
Due after one year through five years                                        185,159             194,273
Due after five years through ten years                                       294,228             305,736
Due after ten years                                                           70,673              69,360
Loan-backed obligations of U.S. Government
  Corporations and agencies                                                  316,238             319,252
Mortgage and asset-backed securities                                          74,337              75,340
                                                                         -----------------   -----------------
Total fixed maturity securities                                            $ 965,658           $ 989,448
                                                                         =================   =================

Equity securities
The cost and fair value of Thrivent Life's investment in equity securities as of December 31, 2003 and 2002 are summarized as follows (dollars in thousands):

                                                                               2003                 2002
                                                                         -----------------    -----------------

Cost                                                                       $   3,015           $       -
Gross unrealized losses                                                          (13)                  -
                                                                         -----------------    -----------------
  Fair Value                                                               $   3,002           $       -
                                                                         =================    =================

Investment income
Investment income by type of investment for the years ended December 31, 2003, 2002 and 2001 is summarized as follows (dollars in thousands):

                                                            2003               2002               2001
                                                      -----------------  -----------------  ------------------

Fixed maturity securities                               $  41,345          $  30,615         $  25,390
Contract loans                                                989              1,085             1,097
Other                                                         911              1,063             2,377
                                                      -----------------  -----------------  ------------------
                                                      -----------------  -----------------  ------------------
  Net investment income                                 $  43,245          $  32,763         $  28,864
                                                      =================  =================  ==================

Realized investment gains and losses
Realized investment gains and losses for the years ended December 31, 2003, 2002 and 2001, were as follows (dollars in thousands):

                                                            2003               2002               2001
                                                      -----------------  -----------------  ------------------
Net gains(losses) on sales:
  Fixed maturity securities
    Gross gains                                         $   7,436          $  11,500         $       -
    Gross losses                                           (1,370)            (2,644)                -
  Other                                                    (1,043)              (122)              (11)
                                                      -----------------  -----------------  ------------------
                                                            5,023              8,734               (11)
Provisions for losses:
  Fixed maturity securities                                     -             (2,470)                -
                                                      -----------------  -----------------  ------------------
Realized investment gains(losses)                       $   5,023          $   6,264         $     (11)
                                                      =================  =================  ==================

Proceeds from the sale of investments in fixed maturity securities were $277 million, $240 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Accumulated Other Comprehensive Income
The components of accumulated other comprehensive income as of December 31, 2003 and 2002 are shown below (dollars in thousands):

                                                                             2003                2002
                                                                       -----------------   -----------------

Unrealized investment gains                                                $  23,777         $  25,727
Deferred acquisition cost adjustment                                         (10,193)          (10,783)
Deferred income taxes                                                         (4,754)           (5,835)
                                                                       -----------------   -----------------
  Total                                                                    $   8,830         $   9,109
                                                                       =================   =================

Other Comprehensive Income
The components of other comprehensive income for the years ended December 31, 2003, 2002 and 2001 are as follow (dollars in thousands):

                                                            2003               2002               2001
                                                      -----------------  -----------------  ------------------

Unrealized investment gains and losses
    arising during the period on
    securities available for sale                          $ 2,388           $ 24,470            $ 4,899
Reclassification adjustment for realized
    gains and losses included in
    net income                                              (6,066)            (6,386)                 -
Change in deferred acquisition costs
    due to unrealized investment gains
    and losses                                                 590             (9,713)               (62)
Change in deferred income taxes
    due to unrealized investment gains
    and losses                                               1,081             (2,930)            (1,693)
Change in unrealized loss on separate
    account surplus                                          1,728             (1,728)                 -

                                                      -----------------  -----------------  ------------------
Total other comprehensive income                           $  (279)          $  3,713            $ 3,144
                                                      =================  =================  ==================

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, 2003, 2002 and 2001 were as follows (dollars in thousands):

                                                            2003               2002               2001
                                                      -----------------  -----------------  ------------------
Balance at beginning of year                              $ 121,525          $ 147,205          $ 170,707
Capitalization of acquisition costs                          12,142             10,164             13,468
Acquisition costs amortized                                   7,086            (35,844)           (36,970)
                                                      -----------------  -----------------  ------------------
                                                            140,753            121,525            147,205
                                                      -----------------  -----------------  ------------------
Adjustment for unrealized investment gains
  and losses                                                (10,193)           (10,783)            (1,070)
                                                      -----------------  -----------------  ------------------
  Balance at end of year                                  $ 130,560          $ 110,742          $ 146,135
                                                      =================  =================  ==================

Note 4. Income Taxes

The components of Thrivent Life's net income tax liability, which is included as a component of other liabilities as of December 31, 2003 and 2002 were as follows (dollars in thousands):

                                                                             2003                2002
                                                                       -----------------   -----------------

Tax receivable                                                           $   2,345           $   9,718
Deferred tax liability, net                                                (49,377)            (44,367)
                                                                       -----------------   -----------------
  Total                                                                  $ (47,032)          $ (34,649)
                                                                       =================   =================

Deferred income taxes reflect the impact of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities. The components of Thrivent Life's net deferred tax liability as of December 31, 2003 and 2002 were as follows (dollars in thousands):

                                                                             2003               2002
                                                                       -----------------   ----------------
Deferred acquisition costs                                               $ (46,513)          $ (39,660)
Unrealized investment gains and losses                                      (4,754)             (5,835)
Other                                                                        1,890               1,128
                                                                       -----------------   ----------------
  Total                                                                  $ (49,377)          $ (44,367)
                                                                       =================   ================

The provision for income taxes reported in the Statements of Operations consisted of the following (dollars in thousands):

                                                            2003               2002               2001
                                                      -----------------  -----------------  ------------------

Current expense(benefit)                                  $ 7,374        $  (9,718)          $         -
Deferred expense(benefit)                                   6,091            4,026                (2,425)
                                                      -----------------  -----------------  ------------------
  Total tax expense(benefit)                              $13,465        $  (5,692)          $    (2,425)
                                                      =================  =================  ==================

Thrivent Life's effective tax rate for the years ended December 31, 2003, 2002 and 2001 was 33%, 47% and 79%, respectively. The difference between the effective rate and the statutory rate of 35% is due primarily to the dividends received deduction.

Note 5. Stockholder's Equity

The capital stock of Thrivent Life consists of 2,000,000 shares of common stock authorized, issued and outstanding with a par value of $2.50 per share. The amount of dividends that Thrivent Life may pay to its parent without prior approval of the Minnesota Department of Commerce is limited to the greater of ten percent of statutory-basis surplus as of the prior year-end or 100% of statutory-basis gain from operations. Statutory-basis net income (loss) for the years ended December 31, 2003, 2002 and 2001 was $30 million, $(13) million and $1 million, respectively. Statutory-basis capital and surplus as of December 31, 2003 and 2002 was $117 million and $91 million, respectively.

Note 6. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Life, accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Life.

Fixed Maturity Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities
The fair values for investments in equity securities are based on quoted market prices.

Contract Loans
The carrying amounts for these instruments approximate their fair value.

Short-term Investments
The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents
The carrying amounts for these instruments approximate their fair values.

Separate Accounts
The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities The fair values for Thrivent Life's liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in contractholder funds in the accompanying Balance Sheets.

The carrying value and estimated fair value of Thrivent Life's financial instruments are as follows (dollars in thousands):

                                                            2003                             2002
                                           ------------------------------   ------------------------------
                                             Carrying        Estimated        Carrying        Estimated
                                               Value        Fair Value          Value        Fair Value
                                           --------------  --------------   --------------  --------------
Financial Assets:
     Fixed maturity securities                 $989,448       $ 989,448        $772,745         $772,745
     Equity securities                            3,002           3,002               -                -
     Short-term investments                       5,020           5,020          20,653           20,653
     Cash and cash equivalents                   22,969          22,969          28,083           28,083
     Contract loans                              12,841          12,841          14,356           14,356
     Separate account assets                  2,775,278       2,775,278       2,566,420        2,566,420

Financial Liabilities:
     Deferred annuities                         559,667         556,040         374,932          372,576
     Deposit-type contracts                     107,981         107,981         114,870          114,870
     Separate account liabilities             2,775,278       2,775,278       2,562,997        2,562,997

Note 7. Contingent Liabilities

Thrivent Life is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of Thrivent Life.

Note 8. Related Party Transactions

Thrivent Life has an agreement whereby Thrivent Financial provides administrative and operating functions. Expenses allocated to Thrivent Life under the terms of this agreement totaled $11 million, $17 million and $22 million for the years ended December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003 and 2002, Thrivent Life has a net payable to Thrivent Financial totaling $16 million and $2 million, respectively.

In addition, Thrivent Life has an agreement with an affiliate to distribute Thrivent Life's variable products. Under the terms of the agreement, Thrivent Life paid commissions to the affiliate totaling $8 million, $9 million and $11 million, respectively, during the years ended December 31, 2003, 2002 and 2001.

PART C: OTHER INFORMATION

Item 26. Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(i)   Resolutions of Board of Directors of the Depositor authorizing the establishment of the LBVIP Variable Insurance Account
         (the "Account")  (2)
(a)(ii)  Resolution of Board of Directors of the Depositor authorizing the Account to change its name  (4)
(b)      Custodian Agreements - Not applicable
(c)(i)   Form of Principal Underwriting Agreement Between the Depositor and Thrivent Investment Management Inc. ("Thrivent
         Investment Mgt.")  (5)
(c)(ii)  Form of Agreement between Principal Underwriter and Registered Representative with respect to the sale of the Contracts (2)
(d)(i)   Form of Contract  (1)(2)
(d)(2)   Available Contract Riders  (1)(2)
(e)      Contract Application Form  (2)
(f)(i)   Depositor's Articles of Incorporation and Bylaws (2)
(f)(ii)  Certificate of Amendment of Certificate of Incorporation of Depositor dated June 13, 2003  **
(g)      Reinsurance Contracts  (6)
(h)      Participation Agreement between Depositor and Thrivent Series Fund, Inc. dated December 15, 2003  **
(i)      Administrative Contracts - Not applicable
(j)      Other Material Contracts - Not applicable
(k)      Opinion and Consent of Counsel  **
(l)      Actuarial Opinion - Not applicable
(m)      Calculation - Not applicable
(n)(i)   Consent of Independent Auditors - Ernst & Young LLP  **
(n)(ii)  Consent of Independent Auditors - PricewaterhouseCoopers LLP  **
(o)      Omitted Financial statements - Not applicable
(p)      Initial Capital Agreements - Not applicable
(q)      Redeemability Exemption  (2)
(r)      Powers of Attorney for John O. Gilbert, Woodrow E. Eno, Pamela J. Moret, Bruce J. Nicholson, Jon M. Stellmacher,
         Lawrence W. Stranghoener James A. Thomsen and Randall L. Boushek (3)

**   Filed herewith

(1) Incorporated by reference from post-effective amendment No. 20 to the Registration Statement on Form S-6 of LBVIP Variable Insurance Account, Registration No. 33-3243, filed on February 28, 1997.

(2) Incorporated by reference from post-effective amendment No. 22 to the Registration Statement on Form S-6 of LBVIP Variable Insurance Account, Registration No. 33-3243, filed on April 29, 1998.

(3) Incorporated by reference from post-effective amendment No. 28 to the Registration Statement on Form S-6 of LBVIP Variable Insurance Account, Registration No. 33-3243, filed on April 30, 2002.

(4) Incorporated by reference from post-effective amendment No. 8 to the registration statement on Form S-6 of Thrivent Variable Life Account I, Registration No. 333-31011, filed on August 29, 2002.

(5) Incorporated by reference from post-effective amendment No. 29 to the Registration Statement on Form N-6 of LBVIP Variable Insurance Account, Registration No. 33-3243, filed on February 27, 2003.

(6) Incorporated by reference from initial Registration Statement on Form N-6 of Thrivent Variable Life Account I, Registration No. 333-103454, filed on February 26, 2003.

Item 27. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable life operations, other officers of Depositor, are listed below. Unless otherwise noted, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal                                     Positions and Offices
Business Address                                       with Depositor
------------------                                     ---------------------
John O. Gilbert                                        Chairman of the Board

Bruce J. Nicholson                                     Director, President & Chief Executive Officer

Jon M. Stellmacher                                     Director and Senior Vice President
4321 North Ballard Road
Appleton, Wisconsin  54919

Lawrence W. Stranghoener                               Director and Senior Vice President

Woodrow E. Eno                                         Director, Senior Vice President and Secretary

Pamela J. Moret                                        Director and Senior Vice President

James A. Thomsen                                       Director and Senior Vice President

Bradford L. Hewitt                                     Senior Vice President

Jennifer H. Martin                                     Senior Vice President

Randall L. Boushek                                     Vice President and Treasurer

Russell W. Swansen                                     Vice President and Chief Investment Officer

David M. Anderson                                      Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919

Karl D. Anderson                                       Vice President

David Christopher                                      Vice President

David J. Christianson                                  Vice President

Lyle Hilker                                            Vice President
4321 North Ballard Road
Appleton, Wisconsin 54919

John E. Hite                                           Vice President and Assistant Secretary

Richard J. Kleven                                      Vice President and Assistant Secretary

Marnie Loomans-Thuecks                                 Vice President

James E. Nelson                                        Vice President and Assistant Secretary

Susan Oberman Smith                                    Vice President

Brenda J. Pederson                                     Vice President

Mark O. Swenson                                        Vice President

David L. Westmark                                      Vice President and Assistant Secretary

Thomas R. Mischka                                      Vice President

Item 28. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor in 1984 pursuant to the laws of the State of Minnesota. The Depositor is a stock life insurance company organized under the laws of the State of Minnesota. The Depositor is an indirect subsidiary of Thrivent Financial for Lutherans ("Thrivent Financial"), which is a fraternal benefit society organized under the laws of the State of Wisconsin. Thrivent Financial has no stockholders and is not subject to the control of any affiliated persons.

The following chart shows the relationship of the Depositor to each wholly-owned direct and indirect subsidiary of Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

                                                                ---------------------------------
Parent Company                                                  Thrivent Financial for Lutherans
                                                                  (Wisconsin corp.; fraternal
                                                                    benefit society offering
                                                                financial services and products)

                                                                ---------------------------------
Holding Company                                                        Thrivent Financial
                                                                         Holdings, Inc.
                                                                (Delaware corp.; no independent
                                                                          operations)

                              --------------------------------- --------------------------------- ----------------------------
Wholly-owned                   Thrivent Investment Management       Thrivent Financial Bank        North Meadows Investment
subsidiaries of                             Inc.                  (Federal charter; federally                Ltd.
Thrivent Financial             (Delaware corp.; broker-dealer           chartered bank)                (Wisconsin corp.;
Holdings, Inc.                    and investment adviser)                                          organized for the purpose
                                                                                                   of holding and investing
                                                                                                        in real estate)
                              --------------------------------- --------------------------------- ----------------------------
                               Thrivent Service Organization,   Thrivent Life Insurance Company       Thrivent Property &
                                            Inc.                     (Minnesota corp.; life       Casualty Insurance Agency,
                              (Wisconsin corp.; organized for          insurance company)                    Inc.
                                 the purpose of owning bank                                       (Minnesota corp.; auto and
                                     account withdrawal                                              homeowners insurance
                                      authorizations)                                                      company)

                              --------------------------------- --------------------------------- ----------------------------
                              Field Agents' Brokerage Company      Thrivent Financial Investor           MCB Financial
                              (Minnesota corp.; licensed life            Services Inc.                  Services, Inc.
                                and health insurance agency)     (Pennsylvania corp.; transfer         (Minnesota corp.;
                                                                             agent)                currently not engaged in
                                                                                                     any form of business)
                              --------------------------------- --------------------------------- ----------------------------

Item 29. Indemnification

Section 4.01 of Depositor's Bylaws; Section 4.01 of the Thrivent Series Fund, Inc. First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Mgt.'s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between Thrivent Series Fund, Inc. and Thrivent Financial contains provisions in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney's fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party's gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund, Thrivent Financial, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund, Thrivent Financial, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Other Activity. Thrivent Investment Mgt., the principal underwriter of the contracts, is also the distributor and investment adviser of The AAL Mutual Funds and The Lutheran Brotherhood Family of Funds.

(b) Management. The directors and principal officers of Thrivent Investment Mgt. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal                                          Positions and Offices
Business Address                                            with Underwriter
------------------                                          ----------------------
John O. Gilbert                                             Chairman & Director

Bruce J. Nicholson                                          President & Director

Lawrence W. Stranghoener                                    Director and Senior Vice President

Jon M. Stellmacher                                          Director and Senior Vice President
4321 North Ballard Road
Appleton, WI  54919

Woodrow E. Eno                                              Director, Senior Vice President and Secretary

Pamela J. Moret                                             Director and Senior Vice President

James A. Thomsen                                            Director and Senior Vice President

Russell W. Swansen                                          Senior Vice President and Chief Investment Officer

Randall L. Boushek                                          Senior Vice President

James E. Nelson                                             Vice President and Assistant Secretary

Katie S. Kloster                                            Vice President and Chief Financial Officer

Thomas R. Mischka                                           Vice President and Anti-Money Laundering Officer
4321 North Ballard Road
Appleton, WI  54919

John E. Hite                                                Vice President and Chief Compliance Officer

(c) Compensation from Registrant. Not applicable.

Item 31. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415; 4321 North Ballard Road, Appleton, Wisconsin 54919; and 222 West College Avenue, Appleton, Wisconsin 54919.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File Number 33-3243, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 19th day of April, 2004.

                                                                       TLIC VARIABLE INSURANCE ACCOUNT A
                                                                               (Registrant)

                                                                       By THRIVENT LIFE INSURANCE COMPANY
                                                                               (Depositor)

                                                                       By       *
                                                                          ---------------------------------------------------
                                                                          Bruce J. Nicholson, President
                                                                          and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 19th day of April, 2004 .

                                                                       THRIVENT LIFE INSURANCE COMPANY
                                                                               (Depositor)

                                                                       By       *
                                                                          ---------------------------------------------------
                                                                          Bruce J. Nicholson, President
                                                                          and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 19th day of April, 2004.

                   *                                 President and Chief Executive Officer
     ------------------------------------------      (Chief Executive Officer)
     Bruce J. Nicholson

                   *                                 Senior Vice President
     ------------------------------------------      (Principal Financial Officer )
     Lawrence W. Stranghoener

                   *                                Vice President and Treasurer
     ------------------------------------------     (Principal Accounting Officer)
     Randall L. Boushek

A Majority of the Board of Directors:*

    John O. Gilbert                         Jon M. Stellmacher
    Woodrow E. Eno                          Lawrence W. Stranghoener
    Pamela J. Moret                         James A. Thomsen
    Bruce J. Nicholson

*Brett L. Agnew, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Life Insurance Company pursuant to a power of attorney duly executed by such persons.

                                                                       By:  /s/ Brett L. Agnew
                                                                            -----------------------------------------------
                                                                            Brett L. Agnew,
                                                                            Attorney-in-Fact

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit
Number                    Name of Exhibit
--------                  --------------------------
(f)                       Amendment to Certificate of Incorporation
(h)                       Participation Agreement
(k)                       Opinion & Consent of Counsel
(n)(i)                    Consent of Ernst & Young LLP
(n)(ii)                   Consent of PricewaterhouseCoopers LLP